UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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VESTIS CORPORATION
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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vestis
Uniforms and Workplace Supplies™

2025 Proxy Statement

vestis
Uniforms and Workplace Supplies

DEAR VESTIS SHAREHOLDERS,
Fiscal 2024 was a year of milestones for Vestis. We embarked on an exciting new chapter as a standalone public company, successfully launched our new brand identity, and rallied as a team around our shared purpose to deliver uniforms and supplies that empower people to do good work and good things for others while at work.
Throughout the year, our approximately 20,000 dedicated teammates were hard at work building a strong foundation that will position Vestis for long-term success and allow us to capitalize on the tremendous opportunities ahead.
While our first year following the spin and emerging as a public company presented us with challenges that led to a disappointing reset of our fiscal 2024 financial expectations, I am proud of the dedication and resiliency our team demonstrated. We rose above these challenges to deliver second half results in-line with our revised outlook and closed the year in a position of strength and with momentum entering 2025.
Supporting Our Teammates
Our teammates are at the heart of everything we do, and I am incredibly grateful for their commitment to delivering great experiences for our customers and making a positive difference across the communities we serve.
Providing a safe working environment for our teammates continues to be of utmost importance to us. In fiscal 2024, our total recordable injury rate declined 23% – reaching a record low – and our vehicle incident frequency rate declined by 20%.
Our annual teammate engagement survey demonstrated that we have a highly engaged team, with survey participation increasing 800 basis points compared to the prior year and positive response from participating employees rising to 82%.
We continue to foster a performance-driven culture across Vestis and are supporting our teammates with the tools and training they need to be successful. This past year, we strengthened our management team by adding two commercially-
minded and service-oriented leaders – our new Chief Operating Officer and Senior Vice President of Sales. We also enhanced our organizational field structure, placing our leaders closer to our frontline teammates which is enabling us to elevate the level of service we are providing to our customers.
Serving Our Customers
We are laser focused on delivering best-in-class customer experiences that will engender customer loyalty and support retention and growth across our existing customer base. This year we established a dedicated customer experience team to gain important insights and execute against service initiatives that will improve our customers’ experience.
At Vestis, we are keenly focused on putting our customers first and driving continued improvement in service measures. We delivered a 150 basis point improvement in customer retention (see Appendix A for a discussion of customer retention and reconciliation of non-GAAP numbers) in fiscal 2024 versus the prior year, and we will continue to elevate our customers’
experiences over time as we embrace a customer-first mindset, underpinned by robust improvements in our operating procedures.
Advancing Our Strategic Priorities
Over the past year, we have made progress against our strategic priorities of high-quality growth, efficient operations, and disciplined capital allocation. When combined with our focus on fostering a performance-driven culture that creates a best-
in-class experience for our teammates and customers, we remain confident in our long-term strategy.
•High-Quality Growth: I am excited about the commercial momentum that is building across Vestis. In fiscal 2024, we delivered approximately 800 basis points of growth from new customer wins and penetration with existing customers.
We won several large awards in the National Account space, including wins with new customers and significant lane expansions with existing customers. We introduced a Sales Center of Excellence to transform our frontline sales training and processes, and we are seeing demonstrable results in per seller productivity, which in turn will drive route density and operating leverage in our business.
In addition to new customers, we believe there is a significant opportunity to continue to grow with our existing customer base through route sales. With only 30-40% of our offering used on average by our customers, increasing share of wallet through route sales enables high-margin growth and allows us to leverage our fixed assets more effectively. In fiscal 2024, our route sales increased approximately 50% and added more than 100 basis points of in-year revenue growth at a high margin contribution.
•Efficient Operations: We also made progress advancing our logistics optimization initiatives, enhancing our supply chain, and more effectively managing our merchandise. Inventory management and garment re-use initiatives contributed to a strong improvement in working capital, with a $13 million reduction in total inventory and rental merchandise in fiscal 2024. In the year ahead, we will continue to enhance our cost profile by executing against a portfolio of efficiency initiatives.
•Disciplined Capital Allocation: We seek to maintain a flexible financial position and invest in high return opportunities, while targeting a long-term leverage range of 1.5-2.5x. In fiscal 2024, we delivered strong cash flow that supported our strategic priority to de-lever. Additionally, we strategically monetized latent assets on our balance sheet to generate additional cash and voluntarily prepay long-term debt. Ultimately, we accomplished significant debt reductions of more than $335 million since the start of the year and reduced our leverage from 3.95x to 3.62x.
Looking Ahead
While we recognize there is work ahead to enable Vestis to reach our full potential, I am proud of the progress we made in our first year as a public company. We are generating commercial momentum, delivering continued success with our efficient operations initiatives, and building a customer-centric culture.
As we enter fiscal 2025, I am confident we are mobilized around a strategy that will deliver shareholder value, and we are solidifying a customer-centric culture that will protect and grow the lifetime value of our customer base.
Here at Vestis, we remain focused on execution to deliver value for you, our shareholders, over the long term. I remain energized about what lies ahead for our company, and I want to thank our teammates, customers, shareholders, supplier partners and the communities in which we operate for their continued support.
All the best,
Kim Scott
President and Chief Executive Officer
NOTICE OF MEETING
The 2025 annual meeting of shareholders of Vestis Corporation (“Vestis” or the “Company”) will be a virtual meeting conducted exclusively via live webcast at www.virtualshareholdermeeting.com/VSTS2025 on Monday, January 27, 2025 at
10:00 a.m., Eastern Standard Time.
Shareholders will consider and have an opportunity to vote on the following items:
1.The election of the four Class I director nominees named in this proxy statement, each to serve a two-year term.
2.The approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed in the accompanying proxy statement (known as “say-on-pay”);
3.The approval, on an advisory basis, of the frequency of future advisory votes on the compensation paid to our named executive officers (“say-on-pay frequency”);
4.The ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending October 3, 2025; and
5.The transaction of such other business as may be properly brought before the meeting.
Information about these matters is contained in the proxy statement that accompanies this notice.
RECORD DATE
The Board of Directors has fixed December 4, 2024, as the record date for the meeting. This means that only shareholders as of the close of business on that date are entitled to receive this notice of the meeting and vote at the meeting and any adjournments or postponements of the meeting.
HOW TO VOTE
Shareholders of record can vote their shares by using the internet or the telephone or by attending the meeting and voting online. Instructions for voting by using the internet or the telephone are set forth in the Notice of Internet Availability that has been provided to you. Shareholders of record who received a paper copy of the proxy materials also may vote their shares by marking their votes on the proxy card provided, signing and dating it, and mailing it in the envelope provided, or by attending the meeting and voting online.
By order of the Board of Directors,
Timothy Donovan
Chief Legal Officer and General Counsel
December 16, 2024

2025 Proxy Statement 1

PROXY STATEMENT SUMMARY
Information about the Annual Meeting
Date and Time:
January 27, 2025
10:00 a.m. (Eastern)
Location:
Live webcast online at
www.virtualshareholdermeeting.com/VSTS2025
Record Date
for Shareholders
Entitled to Vote:
December 4, 2024
Matters to Be Voted on at the Annual Meeting and Board Recommendations

Proposal	Board’s Voting Recommendation

1.The election of the four Class I director nominees named in this proxy statement as directors for a two-year term as directors (page 11)	For

2.Advisory vote to approve named executive officer compensation (“Say-on-Pay”) (page 25)	For

3.Advisory vote to decide on the frequency of future advisory votes to approve named executive officer compensation (“Say-on-Pay Frequency”) (page 26)	1 Year

4.Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm (page 27)	For

Highlights of Director Nominees

Name	Director Since	Independent	Age	Audit Committee	Compensation & Human Resources	Nominating, Governance & Corporate Responsibility

William Goetz	2024	✔	60			✔

Lynn McKee	2023		69

Keith Meister (1)	2024	✔	51	✔

Doug Pertz (1)	2023	✔	70	✔	Chair

(1)Designated as an “Audit Committee Financial Expert” under the SEC rules.

2025 Proxy Statement 2

Highlights of Continuing Directors

Name	Director Since	Independent	Age	Audit Committee	Compensation, & Human Resources	Nominating, Governance & Corporate Responsibility

Richard Burke	2023	✔	60		✔	Chair

Phillip Holloman	2023	✔	69			✔

Tracy Jokinen (1)	2023	✔	55	Chair	✔

Kim Scott	2023		52

Mary Anne Whitney (1)	2023	✔	61	✔

Ena Williams	2023	✔	55		✔	✔

(1)Designated as an “Audit Committee Financial Expert” under the SEC rules.
Corporate Governance Highlights
•Eight of the ten members of the Board of Directors (the “Board”) are independent.
•The Board, upon the recommendation of the Nominating, Governance and Corporate Responsibility Committee,
has determined that having a separate Chairman and Chief Executive Officer is the best board organization for
Vestis at this time.
•The policy of the Board is to review the independence of all directors at least annually. Our Board affirmatively determined that eight of the ten directors of Vestis are independent under the Corporate Governance Guidelines and applicable New York Stock Exchange Rules.
•Our Board has the following committees, each of which operate under a written charter that is posted to our website: the Audit Committee, the Compensation and Human Resources Committee and the Nominating,
Governance and Corporate Responsibility Committee.
•The Board’s committees are composed solely of, and chaired by, independent directors.
•The Board held 21 meetings during fiscal 2024. During fiscal 2024, each director attended at least 75% of the aggregate of all Board meetings and all meetings of committees on which he or she served, in each case with respect to the portion of fiscal 2024 that they each served.
•Directors are elected by a majority of votes cast in uncontested elections and any director who does not receive a majority of votes cast is required to submit his or her resignation for consideration by the Board.
•We maintain a Code of Ethics for Senior Financial Officers that is applicable to our Chief Executive Officer, Chief
Financial Officer, Principal Accounting Officer and other senior financial officers.
•Our Bylaws permit qualifying shareholders to nominate directors for election to the Board.
•Our Certificate of Incorporation enables qualifying shareholders to call a special meeting of the shareholders commencing on the two-year anniversary of our separation from Aramark.

2025 Proxy Statement 3

2025 Proxy Statement 4

2025 Proxy Statement 5

CAUTIONARY NOTE REGARDING FORWARD-LOOKING
STATEMENTS
This proxy statement contains “forward-looking statements” within the meaning of the securities laws. All statements that reflect our expectations, assumptions or projections about the future, other than statements of historical fact, are forward-
looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “aim,”
“anticipate,” “estimate,” “expect,” “future,” “goal,” “have confidence,” “intend,” “likely,” “look to,” “may,” “outlook,” “project,”
“plan,” “seek,” “see,” “should,” “will,” “will be,” “will continue,” “will likely,” and other words and terms of similar meaning or the negative versions of such words. These forward-looking statements are subject to risks and uncertainties that may change at any time, and actual results or outcomes may differ materially from those that we expected. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although we believe that the expectations reflected in any forward-looking statements we make are based on reasonable assumptions, we can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.
Such risks and uncertainties include, but are not limited to:
•unfavorable economic conditions including government shutdowns;
•increases in fuel and energy costs;
•the failure to retain current customers, renew existing customer contracts and obtain new customer contracts;
•natural disasters, global calamities, climate change, pandemics, strikes and other adverse incidents;
•competition in our industry;
•increased operating costs and obstacles to cost recovery due to the pricing and cancellation terms of our support services contracts;
•our leverage and ability to meet debt obligations and our reliance on an accounts receivable securitization facility;
•a determination by our customers to reduce their outsourcing or use of preferred vendors;
•risks associated with suppliers from whom our products are sourced;
•challenge of contracts by our customers;
•our expansion strategy and our ability to successfully integrate the businesses we acquire and costs and timing related thereto;
•currency risks and other risks associated with international operations, including compliance with a broad range of laws and regulations, including the United States Foreign Corrupt Practices Act;
•our inability to hire and retain key or sufficient qualified personnel or increases in labor costs;
•continued or further unionization of our workforce;
•liability resulting from our participation in multiemployer-defined benefit pension plans;
•liability associated with noncompliance with applicable law or other governmental regulations;
•laws and governmental regulations including those relating to the environment, wage and hour and government contracting;
•unanticipated changes in tax law;
•new interpretations of or changes in the enforcement of the government regulatory framework;
•a cybersecurity incident or other disruptions in the availability of our computer systems or privacy breaches;
•stakeholder expectations relating to environmental, social and governance (“ESG”) considerations which may expose us to liabilities and other adverse effects on our business;
•any failure by Aramark to perform its obligations under the various separation agreements entered into in connection with our separation from Aramark (the “Separation”); and
•a determination by the IRS that the Separation or certain related transactions are taxable.
The above list of factors is not exhaustive or necessarily in order of importance. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the discussions under Item 1A “Risk Factors,” Item 3 “Legal Proceedings” and Item 7 “Management’s Discussion and Analysis of Financial
Condition and Results of Operations” of our Annual Report on Form 10-K and other sections of this proxy statement. Any forward-looking statement speaks only as of the date on which it is made, and we assume no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

2025 Proxy Statement 6

2025 ANNUAL MEETING INFORMATION
This proxy statement contains information related to the virtual annual meeting of shareholders of Vestis Corporation (the
“Company,” “Vestis,” or “we,” “us,” or “our”) to be held on Monday, January 27, 2025, at 10:00 a.m. Eastern Standard Time
(the “Annual Meeting”). This proxy statement was prepared under the direction of Vestis’ Board of Directors (the “Board”) to solicit your proxy for use at the Annual Meeting. It was first made available to shareholders on or about December 16, 2024.
The Vestis website and the information contained therein or connected thereto are not incorporated into this proxy statement or into any other filings with or any information furnished or submitted to the Securities and Exchange Commission.
Virtual-only Annual Meeting Format
The 2025 Annual Meeting will be a virtual meeting of shareholders and will take place on Monday, January 27, 2025, at
10:00 a.m., Eastern Standard Time. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the meeting via live audio webcast by visiting www.virtualshareholdermeeting.com/VSTS2025.
The virtual meeting provides the same rights and advantages of a physical meeting. Shareholders will be able to present questions online during the meeting through www.virtualshareholdermeeting.com/VSTS2025, providing our shareholders with the opportunity for meaningful engagement with the Company.
Attending the Annual Meeting
To participate in the meeting, you must have your 16-Digit Control Number that is shown on your Notice of Internet
Availability of Proxy Materials or, if you received a printed copy of the proxy materials, on your proxy card or the instructions that accompanied your proxy materials. You may access the Annual Meeting by visiting
www.virtualshareholdermeeting.com/VSTS2025.
If You Have Technical Difficulties or Trouble Accessing the Annual Meeting
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting log-in page. Technical support will be available starting 15 minutes prior to the meeting.
Participation During the Virtual Annual Meeting
You will be able to submit questions during the meeting by typing your question into the “ask a question” box on the meeting page. The virtual meeting format for the Annual Meeting enables full and equal participation by all of our shareholders from any place in the world at little to no cost. We designed the format of the virtual meeting to ensure that shareholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will ensure such an experience by (1) providing shareholders with the ability to submit appropriate questions real-time via the meeting website, limiting questions to one per shareholder unless time otherwise permits and (2) answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting.
Shareholders Eligible to Vote
If you were a shareholder of record of our common stock as of the close of business on December 4, 2024, you are entitled to vote at the Annual Meeting using the 16-digit control number that appears on the Notice of Internet Availability of Proxy
Materials, proxy card or the instructions that accompanied the proxy materials. Each share of Vestis common stock is entitled to one vote on each of the directors to be elected and one vote on each of the other matters properly presented at the Annual Meeting. There is no cumulative voting in the election of directors. We had 131,644,841 shares of common stock outstanding and entitled to vote on December 4, 2024.

2025 Proxy Statement 7

Matters to Be Voted on at the Annual Meeting and Board Recommendations
You will be asked to vote on four proposals:

Proposals	Proposal Description	Board Recommendation
Proposal 1	Election of the four Class I director nominees named in this proxy statement as directors for a two-year term (page 11)	FOR
Proposal 2	Non-binding advisory vote to approve Named Executive Officer compensation (“Say-on-Pay”) (page 25)	FOR
Proposal 3	Non-binding advisory vote to decide on the frequency of future advisory votes to approve Named Executive Office compensation (“Say-on-Pay Frequency”) (page 26)	1 YEAR
Proposal 4	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm (page 27)	FOR
The Board is not aware of any other matters to be presented for action at the meeting.
Information About How to Vote
If your name is registered on Vestis’ shareholder records as the owner of shares, you are the “record holder.” If you hold shares as a record holder, there are four ways that you can vote your shares.
•Over the Internet. Vote at www.proxyvote.com. The Internet voting system is available 24 hours a day until 11:59
p.m. Eastern Standard Time on Sunday, January 26, 2025. Once you enter the Internet voting system, you can record and confirm (or change) your voting instructions. You will need the 16-digit number included on your Notice of Internet Availability or your proxy card (if you received a paper copy of the proxy materials) or an email if one was sent to you to obtain your records and to vote.
•By telephone. You can vote by calling 1-800-690-6903. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern Standard Time on Sunday, January 26, 2025. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions. You will need the 16-digit number included on your Notice of Internet Availability or your proxy card (if you received a paper copy of the proxy materials) or an email if one was sent to you in order to vote by telephone.
•By mail. If you received a paper copy of the proxy materials, mark your voting instructions on the proxy card and sign, date and return it in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51
Mercedes Way, Edgewood, NY 11717. If you received only a Notice of Internet Availability but want to vote by mail, the Notice includes instructions on how to request a paper proxy card. For your mailed proxy card to be counted, we must receive it before 11:59 p.m. Eastern Standard Time on Sunday, January 26, 2025.
•Online at the Annual Meeting. You may vote and submit questions while attending the Annual Meeting online via live audio webcast. Shares held in your name as the shareholder may be voted by you, while the polls remain open, at www.virtualshareholdermeeting.com/VSTS2025 during the meeting. You will need the 16-digit number included on your Notice of Internet Availability or your proxy card (if you received a paper copy of the proxy materials) or an email if one was sent to you in order to be able to vote and enter the meeting. Even if you plan to attend the Annual Meeting online, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the Annual Meeting.
If your shares are held by a bank, broker or other custodian (commonly referred to as shares held “in street name”), the holder of your shares will provide you with a Notice of Internet Availability or a copy of this proxy statement, a voting instruction form and directions on how to provide voting instructions. These directions may allow you to vote over the
Internet or by telephone. Unless you provide voting instructions, your shares may not be voted on any matter except for ratifying the appointment of our independent auditors. To ensure that your shares are counted in the other proposals to come before the Annual Meeting, we encourage you to provide instructions on how to vote your shares. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.

2025 Proxy Statement 8

Revocation of Your Proxy
You may change your vote or revoke your proxy at any time before it is voted at our Annual Meeting. If you are a record holder, you may:
•Write to the Corporate Secretary at Vestis Corporation, 1035 Alpharetta Street, Suite 2100, Roswell, GA 30075.
Your letter should contain the name in which your shares are registered, the date of the proxy you wish to revoke or change, your new voting instructions, if applicable, and your signature. Your letter must be received by the
Corporate Secretary before 11:59 p.m. Eastern Standard Time on Sunday, January 26, 2025.
•Send a new proxy card with a later date than the card submitted earlier (which automatically revokes the earlier proxy). We must receive your new proxy card before 11:59 p.m. Eastern Standard Time on Sunday, January 26,
2025;
•Enter new instructions by telephone or Internet voting before 11:59 p.m. Eastern Standard Time on Sunday,
January 26, 2025; or
•Vote online at the Annual Meeting.

2025 Proxy Statement 9

Quorum Requirement
A quorum of shareholders is necessary to transact business at the Annual Meeting. A quorum exists if the holders of a majority of the shares of Vestis common stock entitled to vote at the Annual Meeting are present either in person or by proxy at the Annual Meeting. Abstentions and broker shares that include broker non-votes will be counted as present for purposes of determining whether a quorum exists. A broker non-vote occurs when shareholders who hold shares in street name do not provide voting instructions to the nominee that holds the shares and the nominee is not permitted to exercise voting discretion. Under the New York Stock Exchange (“NYSE”) rules, a nominee may exercise its discretion to vote your shares in routine matters (Proposal 4 - Ratification of Independent Registered Public Accounting Firm) but not for non-routine matters (Proposals 1, 2, and 3).
Votes Required to Approve Each Proposal
Proposal 1 – The Company’s Amended and Restated Bylaws (the “Bylaws”) provide for a majority voting standard in uncontested elections of directors. Under the Bylaws, a director nominee in an uncontested election of directors must receive a majority of the votes cast for such nominee’s election (meaning the number of shares voted “for” a nominee must exceed 50% of the number of votes cast with respect to that director’s election). Abstentions and broker nonvotes will not count as a vote cast either “for” or “against” that nominee’s election.
Proposals 2, 3 and 4 – The “Say-on-Pay” advisory vote (Proposal 2), the “Say-on-Pay Frequency” advisory vote (Proposal
3), and the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm
(Proposal 4) require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual
Meeting and entitled to vote on the matter in order to be approved. Abstentions represent shares entitled to vote, and therefore will have the same effect as a vote “AGAINST” a proposal. Broker non-votes are not counted as entitled to vote on these matters and therefore will have no effect on the outcome of the votes on these proposals.

	Proposal	Vote Required for Approval	Effect of Abstentions	Effect of Broker non-Votes

1	Election of the four Class I director nominees named in this proxy statement for a two-year term as directors	Majority of votes cast at the meeting upon the election	No effect	Not voted/No effect

2	Non-binding advisory vote to approve named executive officer compensation	Majority of shares present and entitled to vote on the matter	Counted “Against”	Not voted/No Effect

3	Non-binding advisory vote to decide on the frequency of future advisory votes to approve named executive officer compensation	Majority of shares present and entitled to vote on the matter	Counted “Against”	Not voted/No Effect

4	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm	Majority of shares present and entitled to vote on the matter	Counted “Against”	No broker non-Votes; shares may be voted by brokers in their discretion

Consequences If a Nominee for Director Does Not Receive a Majority of Votes Cast Regarding His or
Her Election
If a director nominee who is an incumbent director does not receive at least a majority of votes cast, our Bylaws require that the director nominee must promptly tender their resignation to the Board, and the Nominating, Governance and Corporate
Responsibility Committee (the “Nominating Committee”) must then make a recommendation to the Board as to whether to accept or reject the resignation or whether other action should be taken. The Board must act on the resignation, considering the Nominating Committee’s recommendation, and publicly disclose (by a press release, filing with the Securities and
Exchange Commission (the “SEC”), or other broadly disseminated means of communication) its decision regarding the resignation and the rationale behind the decision within 90 days following certification of the election results. The Nominating
Committee, in making its recommendation, and the Board, in making its decision, each may consider any factors and information that they consider appropriate and relevant.

2025 Proxy Statement 10

Delivery of Proxy Materials
Proxy materials are first being made available to shareholders on December 16, 2024. Proxy materials include the Notice of
Internet Availability, notice of annual meeting of shareholders, this proxy statement and our Annual Report on Form 10-K for the year ended September 27, 2024 (the “Annual Report”). If you received a paper copy of the proxy materials, they also include a proxy card or voting instruction form. This proxy statement describes the matters on which the Board would like you to vote and provides information about Vestis that we must disclose under SEC regulations when we solicit your proxy.
You may refer to the Annual Report for financial and other information about us. Your proxy will authorize specified persons, or proxies, to vote on your behalf at the Annual Meeting. We have designated Kim Scott, Phillip Holloman, and Doug Pertz as proxies for the Annual Meeting. By use of a proxy, you can vote whether or not you attend the meeting.
The proxy materials are available for viewing on www.proxyvote.com. The Notice of Internet Availability or proxy card that you received also provides instructions on how to:
•vote your shares; and
•select a future delivery preference of paper or electronic copies of the proxy materials.
Proxy Solicitation and Costs
Vestis pays the cost of preparing our proxy materials and soliciting your vote. We have retained Innisfree M&A Incorporated to assist with the solicitation of proxies for an estimated fee of $20,000 plus expenses. Vestis will reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred by them in forwarding proxy-
soliciting materials to such beneficial owners. Proxies may be solicited on our behalf by our directors, officers, employees and agents, without additional remuneration, by telephone, electronic or facsimile transmission or in person.
If you have questions about how to vote your shares, or need additional assistance, please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Shareholders may call toll free: (877) 750-5837
Banks and Brokers may call collect: (212) 750-5833

2025 Proxy Statement 11

PROPOSAL 1
ELECTION OF DIRECTORS
We are asking our shareholders to elect the four Class I director nominees listed below to serve on the Board for two-year terms. Information about each director nominee is included in this section.
Our amended and restated Certificate of Incorporation provides that, until the third annual shareholder meeting following our separation from Aramark, our Board will be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as reasonably possible. Each of the Class I director nominees have terms expiring at the Annual Meeting.
The Class I director nominees are up for reelection for a two-year term to expire at the third annual meeting of shareholders following the separation. The directors designated as Class II directors have terms expiring at the second annual meeting of shareholders following the separation and will be up for reelection at that meeting for a one-year term to expire at the third annual meeting of shareholders following the separation. The directors designated as Class III directors have terms expiring at the third annual meeting of shareholders following the separation. Commencing with the third annual meeting of shareholders following the separation, directors will be elected annually and for a term of office to expire at the next annual meeting of shareholders, and our Board will thereafter no longer be divided into classes. Before our Board is declassified, it would take at least two annual meeting of shareholders to be held for any individual or group to gain control of our Board.
The Board, upon recommendation from the Nominating Committee, has nominated four Class I directors for election at the
Annual Meeting. Each of the Class I directors elected at the Annual Meeting will hold office until the Annual Meeting of
Shareholders to be held in 2027 or until his or her successor has been elected and qualified, or until his or her earlier death, resignation, removal or disqualification.
The Board recommends a vote FOR the election of each of the director nominees.

2025 Proxy Statement 12

 CLASS I DIRECTOR NOMINEES

William W. Goetz Age: 60 Director Since: 2024
Background:
Mr. Goetz served as President and Chief Executive Officer for DYMA Brands, a leading manufacturer to the foodservice industry, from 2020-2024. Prior to that, he served as President and COO of Carriage Services, held roles of increasing responsibility at Sysco Corporation, including Senior Vice President of Sales and Marketing and Chief
Marketing Officer. Additionally, he spent 22 years at Cintas Corporation in various executive leadership roles, including
President and COO of Global Accounts and Strategic Markets and Chief Marketing Officer. Mr. Goetz currently serves as a National Trustee of the Boys & Girls Club of America.
Qualifications:
Mr. Goetz is well qualified to serve on Vestis’ Board because of his extensive senior leadership experience, and deep knowledge in industrial laundry sales, marketing, and product development.

Lynn McKee Age: 69 Director Since: 2023
Background:
Ms. McKee most recently served as executive vice president and chief human resources officer for Aramark from 2004 to 2022. Prior to this role, Ms. McKee held several key positions for Aramark from 1980 to 2004, including director of employee relations, vice president for corporate human resources, where she was responsible for executive development and compensation, and senior vice president for human resources of Aramark Global Food, Hospitality and Facility Services. In addition, Ms. McKee led Aramark’s corporate communications, diversity, equity and inclusion, sustainability, community relations, corporate real estate and air and meeting services. Ms. McKee is currently a member of the board of directors of WSFS Financial Corporation (NASDAQ: WSFS) and Highmark Health, Inc.
Qualifications:
Ms. McKee is well qualified to serve on our Board because of her extensive corporate experience in employment, compensation and benefits matters at the regional, national and international levels. In addition to her expertise in human resources, Ms. McKee brings crisis management, corporate governance, executive leadership and public company oversight skills.

Keith A. Meister Age: 51 Director Since: 2024
Background:
Keith Meister is the founder, Managing Partner and Chief Investment Officer, Corvex Management LP since 2010.
Prior to founding Corvex, he served as Chief Executive Officer and then Principal Executive Officer and Vice Chairman of the Board of Icahn Enterprises from August 2003 to August 2010. From its launch in November 2004 to August
2010, he also served as Senior Managing Director of the General Partners of Icahn Partners LP and affiliated funds.
Prior to joining the Icahn Organization, Meister served as Co-President of J Net Ventures from January 2000 through
September 2001. Prior to launching J Net Ventures, he worked at NorthStar Capital and Lazard Freres. Mr. Meister currently serves as a director on the boards of GeneDx Holdings Corp. and MGM Resorts International, and previously served on the boards of Yum! Brands, Inc., The Williams Companies, the ADT Corporation, and Ralcorp Holdings,
among others.
Qualifications:
Mr. Meister is well qualified to serve on our Board because of his operational and strategic expertise as managing partner and an executive officer of an investment firm and diversified holding company and his extensive boardroom experience.

Doug Pertz Age: 70 Director Since: 2023
Background:
Mr. Pertz previously served as the executive chairman of the board of The Brink’s Company (NYSE: BCO), a global leader in total cash management and secure logistics, until his retirement in May 2023. Mr. Pertz also served as the president, chief executive officer and a member of the board of The Brink’s Company from June 2016 to May 2022.
Prior to Brink’s, he served as president and chief executive officer of Recall Holdings, having led Recall from its initial public offering in 2013 to the strategic sale of the business in 2016. He previously also served as chief executive officer of several other public companies, including IMC Global (predecessor to Mosaic Co. (NYSE: MOS)) and
Culligan Water Technologies. Mr. Pertz currently serves on the board of directors for Advance Auto Parts (NYSE: AAP)
and Vital Records Control.
Qualifications:
Mr. Pertz is well qualified to serve on our Board because of his operational expertise in branch and route-based logistics, business-to-business services, channel and brand marketing and growth through acquisition.

2025 Proxy Statement 13

ABOUT THE CONTINUING DIRECTORS
Information about the continuing members of the Board is included in this section. The continuing directors are not standing for election at the Annual Meeting and their terms will continue until the dates indicated above. Information about the Class I director nominees who are standing for election at the Annual Meeting is included in the preceding section, under the heading “Proposal 1”.
CLASS II DIRECTORS – TERMS EXPIRE IN 2026

Tracy Jokinen Age: 55 Director Since: 2023
Background:
Ms. Jokinen has over 30 years of finance and accounting experience across various global industries, where she focused on accelerating profitable growth and business transformation in her role as chief financial officer for both public and private companies. Most recently, Ms. Jokinen was executive vice president and chief financial officer of
Vyaire Medical, a medical device company, from March 2020 to January 2022. She previously held the role of executive vice president and chief financial officer at Acelity, from June 2017 until it was acquired by 3M (NYSE:
MMM) in October 2019. She also served as chief financial officer of G&K Services, a publicly traded uniform services company, from 2014 until it was acquired by Cintas (NDAQ: CINTAS) in 2017. Ms. Jokinen currently sits on the board of directors at Alamo Group (NYSE: ALG), Array Technologies (NDAQ: ARRY), and Candela Corporation.
Qualifications:
Ms. Jokinen is well qualified to serve on our Board because of her experience in the uniform service industry and her financial and board-level experience with publicly traded companies.

Mary Anne Whitney Age: 61 Director Since: 2023
Background:
Ms. Whitney has served as executive vice president and chief financial officer of Waste Connections (NYSE: WCN)
since February 2021 and has more than 25 years of deep financial expertise. During her 17-year tenure at Waste
Connections, Ms. Whitney has held executive-level finance roles, each with increased responsibilities, including senior vice president and chief financial officer from July 2018 to February 2021, senior vice president of finance, vice president of finance and director of finance. Previously, Ms. Whitney held various finance positions at Wheelabrator
Technologies.
Qualifications:
Ms. Whitney is well qualified to serve on our Board because of her financial experience with publicly traded companies.

Ena Williams Age: 55 Director Since: 2023
Background:
Ms. Williams has served as chief operating officer of Casey’s General Stores (NASDAQ: CASY), one of the leading convenience store chains in the United States, since June 2020. She is responsible for store operations, supply chain, fuel operations, real estate, procurement and construction and maintenance. Prior to this role, Ms. Williams served as the chief executive officer and member of the board of directors of National HME, a technology enabled medical equipment provider, from January 2019 to March 2020. Ms. Williams also served as senior vice president and head of international operations for 7-Eleven, where she led the global growth strategy and had profit and loss responsibilities.
Ms. Williams also held several positions in operations, retail, finance and planning for Mobil Oil Corporation and
ExxonMobil Corporation (NYSE: XOM). Ms. Williams currently serves on the board of advisors for the Robert B.
Rowling Center for Business Law and Leadership, at the SMU Dedman School of Law. She also serves on the board of directors for Children International and on the Dallas leadership committee for St. Jude.
Qualifications:
Ms. Williams is well qualified to serve on our Board because of her operational expertise and extensive industry and senior management experience.

2025 Proxy Statement 14

CLASS III DIRECTORS – TERMS EXPIRE IN 2027

Richard Burke Age: 60 Director Since: 2023
Background:
Mr. Burke previously served as chairman of the board and chief executive officer of Advanced Disposal Services, Inc.
(NYSE: ADSW), an integrated environmental services company, from 2012 to 2020. Prior to that role, he served as president and chief executive officer of Veolia Environmental Services North America Corp., a solid waste and hazardous waste management company, from 2009 to 2012, and as president of Veolia ES Solid Waste, from 2007 to
2009. Mr. Burke currently serves on the board of U.S. Infrastructure Company, an underground utility locating business owned by Partners Group, and Biffa, a U.K. waste and recycling business owned by Energy Capital
Partners.
Qualifications:
Mr. Burke is well qualified to serve on our Board because of his extensive industry and senior management experience and deep knowledge of corporate strategy, operations and finance.

Phillip Holloman Age: 69 Director Since: 2023
Background:
Mr. Holloman retired from Cintas as president and chief operating officer in 2018. Other roles during his 22-year career with Cintas included rental division president and chief operating officer, senior vice president of global supply chain management, executive champion of Six Sigma Initiatives, vice president of distribution/production planning and vice president of engineering and construction. Mr. Holloman is a founding member of Cintas’ diversity committee and received the Excalibur Award, the company’s highest distinction reserved for business executives who demonstrate excellence during their tenure. He serves as a member of the board of directors for Pulte Group (NYSE: PHM) and the
BlackRock Fixed Income Board and was previously a member of the board of directors for Rockwell Automation
(NYSE: ROK). In addition, Mr. Holloman serves on the board of trustees for the University of Cincinnati.
Qualifications:
Mr. Holloman is well qualified to serve on our Board because of his extensive industry and senior management experience and deep knowledge of corporate strategy and operations.

Kim Scott Age: 52 Director Since: 2023
Background:
Ms. Scott serves as the President and Chief Executive Officer of Vestis. She joined Aramark in October 2021 to serve as President and Chief Executive Officer of Aramark Uniform Services and to prepare Vestis to be a standalone, independent public company. Previously, Ms. Scott served as Chief Operating Officer of Terminix Global Holdings, Inc.
(NYSE: TMX) from January 2021 to September 2021, overseeing operations for both the residential and commercial businesses, after having served as President of Terminix Residential from December 2019 to January 2021. Prior to
Terminix, she served as President of Rubicon Global from July 2018 to September 2019, a role that followed an 11-
year career at Brambles Limited, which culminated in Ms. Scott serving as President, CHEP North America for four years. Early in her career, Ms. Scott gained industrial manufacturing experience at the General Electric Company
(NYSE: GE) and U.S. Steel (NYSE: X). She serves as a member of the board of directors for Greif, Inc. (NYSE: GEF).
Qualifications:
Ms. Scott is well qualified to serve on our Board because of her deep and relevant industry leadership experience in logistics, plant management, procurement, engineering, acquisitions and large-scale integrations.

2025 Proxy Statement 15

Board Skills, Experience and Attributes
The table below summarizes the key qualifications of the Class I director nominees and the Class II and Class III continuing directors, highlighting the balance of experience the Board brings as a whole. We believe the collection of skills and attributes represented below are a key component of our Company’s ability to achieve its strategic goals and enhance benefit our shareholders. Assuming all director nominees are elected at the Annual Meeting, the average age of our directors will be 60.2 years. The summary below is not intended to be an exhaustive list of each director nominee’s skills or contributions to the Board. No individual experience, qualification, or attribute is solely dispositive of becoming a member of our Board.

	Richard Burke	Bill Goetz	Phillip Holloman	Tracy Jokinen	Lynn McKee	Keith Meister	Doug Pertz	Kim Scott	Mary Anne Whitney	Ena Williams

Age as of December 1, 2024	60	60	69	55	69	51	70	52	61	55

VSTS Board Tenure (Years) as of December 1, 2024	1	0.5	1	1	1	0.5	1	1	1	1

Mandatory Retirement Year (age 75 at beginning of new term)	2040	2039	2031	2044	2031	2049	2030	2048	2039	2045

CEO Leadership	X	X				X	X	X		X

C-Suite Leadership	X	X	X	X	X	X	X	X	X	X

Strategy Development	X	X	X	X	X	X	X	X	X	X

Corporate Finance & Capital Markets	X	X		X		X	X		X

M&A & Business Development	X	X	X	X		X	X	X	X	X

M&A & Integrations	X	X	X	X	X	X	X	X	X	X

VSTS Industry Experience		X	X	X	X			X

Other Route Based Service Industry Experience	X	X			X		X	X	X	X

Supply Chain		X	X			X	X	X		X

IT and Cyber Security		X			X	X	X	X

R&D and Innovation		X	X			X	X	X

Traditional Marketing & Sales	X	X	X			X	X	X		X

Digital Marketing & Sales		X	X			X	X	X

International Operations		X		X	X	X	X			X

Compensation, Human Resources & Culture	X	X	X	X	X	X	X	X	X	X

Accounting & Finance	X	X		X		X	X		X	X

Risk Management	X		X	X	X	X	X	X	X

Public Relations/Communications	X	X	X		X	X	X	X	X

Legal, Compliance & Government Relations	X	X				X	X	X

Public Company Board	X		X	X	X	X	X	X	X	X

2025 Proxy Statement 16

Independence of Directors
Providing objective, independent judgment is at the core of our Board’s oversight function. Our Corporate Governance
Guidelines (the “Corporate Governance Guidelines”) set forth certain criteria to assess the independence of directors of
Vestis. Under the Corporate Governance Guidelines, which conform to the corporate governance listing standards of the
NYSE, a director will not be considered “independent” unless our Board affirmatively determines that the director has no direct or indirect material relationship with Vestis or any of its subsidiaries. The Corporate Governance Guidelines contain a list of all categories of material relationships affecting the determination of a director’s independence. Any relationship that falls below a threshold set forth in the Corporate Governance Guidelines, or is not otherwise listed in the Corporate
Governance Guidelines, will be deemed to be an immaterial relationship.
Our Board affirmatively determined that each of the directors of Vestis, other than Ms. Scott and Ms. McKee, is independent under the Corporate Governance Guidelines. In making this determination, the Board noted that Messrs. Holloman and
Pertz and Ms. Jokinen are directors, and Ms. Whitney and Ms. Williams are executive officers, of companies that have de minimis ordinary course business relationships with Vestis. The Board determined these relationships were immaterial to both Vestis and the individual director.
Director Commitments
Our Corporate Governance Guidelines set a limit on the number of public company boards on which a Vestis director may serve. This limitation ensures that our directors can devote appropriate time to Vestis matters. Our guidelines state that a director should not serve on the board of directors of more than five public corporations (including Vestis’ Board) without the approval of the Board. In addition, directors who also serve as chief executive officers of public companies or in equivalent positions generally should not serve on more than two public company boards, including Vestis’ Board, in addition to their employer’s board.
Committees of the Board
Our Board has the following committees: (1) Audit Committee, (2) Compensation and Human Resources Committee, and (3)
Nominating, Governance and Corporate Responsibility Committee. Each committee is composed of persons the Board has determined to be independent as described above and to be independent for purposes of any special independence requirements applicable to the committee in question. Each committee operates under to a written charter available on our website at https://ir.vestis.com/corporate-governance/board-committees.
Audit Committee
The Audit Committee was established in accordance with Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing rules of the NYSE. The responsibilities of the Audit Committee are more fully described in the Audit Committee charter. These responsibilities include:
•preparing the audit committee report required by the SEC to be included in our proxy statement;
•assisting our Board in overseeing and monitoring the quality and integrity of our financial statements;
•overseeing our management of enterprise risk and monitoring our compliance with legal and regulatory requirements; and
•overseeing the work of our internal auditors and the qualifications, independence and performance of our independent registered public accounting firm.
Tracy Jokinen, Keith Meister, Doug Pertz and Mary Anne Whitney are the members of the Audit Committee. Ms. Jokinen is the Audit Committee Chair. Our Board determined that each member of the Audit Committee is financially literate as contemplated by the NYSE rules and that each member of the Audit Committee is an “audit committee financial expert” for purposes of the rules of the SEC. In addition, our Board determined that each of the members of the Audit Committee is independent, as defined by the rules of the NYSE, Section 10A(m)(3) of the Exchange Act, and in accordance with the
Corporate Governance Guidelines.
The Audit Committee met 10 times in fiscal 2024 and fulfilled each of its duties and responsibilities as outlined in its charter.
A report of the Audit Committee is found under the heading “Audit Committee Report” on page 28.

2025 Proxy Statement 17

Compensation and Human Resources Committee
The Compensation and Human Resources Committee (the “Compensation Committee”) has the responsibilities set forth in the Compensation and Human Resources Committee charter. These responsibilities include:
•setting our compensation program and compensation of our executive officers and recommending the compensation program for our directors;
•overseeing the administration of equity-based compensation plans;
•preparing the compensation committee report required to be included in our proxy statement and annual report under the rules and regulations of the SEC; and
•overseeing our culture, human capital management and diversity, equity, and inclusion.
Doug Pertz, Richard Burke, Tracy Jokinen and Ena Williams are the members of the Compensation Committee. Mr. Pertz is the Chair of the Compensation Committee. Our Board determined that each member of the Compensation Committee is independent, as defined by the rules of the NYSE and in accordance with the Corporate Governance Guidelines. In addition, the members of the Compensation Committee qualify as “non-employee directors” for purposes of Rule 16b-3 under the
Exchange Act.
The Compensation Committee met five times in fiscal 2024. A report of the Compensation Committee is found under the heading “Compensation Discussion and Analysis – Compensation and Human Resources Committee Report” on page 42.
Nominating, Governance and Corporate Responsibility Committee
The Nominating, Governance and Corporate Responsibility Committee (the “Nominating Committee”) has the
responsibilities set forth in the Nominating Committee charter. These responsibilities include:
•identifying individuals qualified to become new members of our Board, consistent with criteria established by the committee;
•making recommendations to the Board regarding the candidates for all directorships to be filled by the Board or the shareholders;
•recommending the directors to serve on committees of the Board and reviewing and recommending changes to the structure and operation of the committees of the Board;
•reviewing and recommending to our Board applicable corporate governance guidelines;
•overseeing the evaluation of our Board;
•overseeing our Environmental, Social and Governance activities; and
•handling such other matters that are specifically delegated to the Nominating Committee by our Board from time to time.
Richard Burke, William Goetz, Phillip Holloman and Ena Williams are the members of the Nominating Committee. Mr. Burke is the Chair of the Nominating Committee. Our Board has determined that each member of the Nominating Committee is independent, as defined by the rules of the NYSE and in accordance with the Corporate Governance Guidelines.
The Nominating Committee met four times in fiscal 2024.
Compensation Committee Interlocks and Insider Participation
Doug Pertz, Richard Burke, Tracy Jokinen and Ena Williams are the members of the Compensation Committee. There are no relationships between the members of the Compensation Committee and our executive officers of the type contemplated in the SEC’s rules requiring disclosure of “compensation committee interlocks.” None of the members of the Compensation
Committee is an employee of Vestis Corporation and no member has been an officer of our company at any time. The Board has determined that each member of the Compensation Committee qualifies as a “Non-Employee Director” under SEC Rule
16b-3, and that each member satisfies the standards of NYSE Rule 303A.02(a)(ii) regarding independence of compensation committee members.

2025 Proxy Statement 18

2024 DIRECTOR COMPENSATION
Annual Cash Compensation for Board Service
The Compensation Committee reviews and makes recommendations to the full Board on compensation provided to non-
employee directors, as directed by its charter. In fiscal year 2024, each non-employee director received base cash compensation at an annual rate of $105,000 for service on the Board, payable quarterly in arrears. Additional cash compensation was paid as follows: Chairman – $60,000, Vice-Chairman – $25,000, Audit Committee Chair – $25,000,
Compensation and Human Resources Committee Chair – $17,500, and Nominating, Governance and Social Responsibility
Committee Chair – $15,000. Directors who are employees of Vestis do not receive compensation for their director service.
Accordingly, Ms. Scott did not receive additional compensation for her service on the Board in fiscal year 2024.
Equity Grants for Board Service
Our non-employee compensation program provides for an annual grant of Vestis equity with a grant date value of $140,000, except that the grant date value of the annual award for our Chairman is $200,000. We expect these awards to generally be made on the date of the Company’s annual meeting of stockholders.
In connection with our separation from Aramark, on October 2, 2023, directors on the board at that time of the separation received an initial pro-rated grant of deferred stock units with a grant date value of $46,667 in respect of the period following the separation and ending on January 31, 2024. The shares in respect thereof vested on January 31, 2024 and are deliverable on the first day of the seventh month following the date the non-employee director ceases to serve on Vestis’
Board and will be settled in shares of the Company’s common stock from shares reserved under the LTIP.
On February 16, 2024, directors received their annual grant, which consisted of restricted stock units that will vest, subject to the director’s continued service on Vestis’ Board, on the date of the Annual Meeting. Mr. Meister received a prorated annual grant upon joining the board effective June 18, 2024, with a grant value of $86,831 and Mr. Goetz receive a prorated annual grant upon joining the board effective August 3, 2024, with a grant value of $69,235 where each prorated annual grant consisted of restricted stock units that will also vest, subject to the director’s continued service on Vestis’ Board, on the date of the Annual Meeting.
In consideration for the independent advisory services provided by certain directors through the date of the separation from
Aramark, upon the separation such directors received a special grant of deferred stock units on October 2, 2023 with a grant date value equal to an amount determined by multiplying (1) the number of full and partial months from and including
January 2023 to and including the month in which the separation occurred by (2) $20,000, which deferred stock units were fully vested on the date of grant and are deliverable on the first day of the seventh month following the date the non-
employee director ceases to serve on Vestis’ Board. These awards, although made in fiscal 2024, are not reported in the
2024 compensation table below because they were reported in the 2023 compensation table for non-employee directors.
Deferred Compensation Plan
On November 28, 2023, the Vestis Compensation Committee adopted the Vestis’ Deferred Compensation Plan (the
“Deferred Compensation Plan”). Under the Deferred Compensation Plan, non-employee directors are able to elect to defer all or a portion of their annual retainer, chair fees and annual equity compensation payable to the director pursuant to restricted stock unit awards or similar awards under the Company’s 2023 Long-Term Incentive Plan (the “LTIP”).

2025 Proxy Statement 19

Director Compensation Table for Fiscal Year 2024
The following table details the compensation paid to our non-employee directors for fiscal year 2024.

Name	Fees Earned or Paid in Cash	Fees Earned or Paid in Stock	Stock Awards (1)	All Other Compensation	Total

Richard Burke	$120,000	--	$186,667	--	$306,667

William Goetz	$16,639	--	$69,235	--	$85,874

Phillip Holloman	$165,000	--	$246,667	--	$411,667

Tracy Jokinen	$130,000	--	$186,667	--	$316,667

Lynn McKee	$105,000	--	$186,667	--	$291,667

Keith Meister	$29,836	--	$86,831	--	$116,667

Doug Pertz	$147,500	--	$186,667	--	$334,167

Mary Anne Whitney	$105,000	--	$186,667	--	$291,667

Ena Williams	$105,000	--	$186,667	--	$291,667

___________________
(1)The dollar amounts in this column represent the grant date fair value of stock awards calculated in accordance with Accounting
Standards Codification (“ASC”) Topic 718 “Stock Compensation” (“ASC Topic 718”) based on the closing stock price on the grant date.

2025 Proxy Statement 20

CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our commitment to good corporate governance is embodied in various policies adopted by our Board, including our
Corporate Governance Guidelines, which sets forth our Board’s views and practices regarding a number of governance topics. Additional support and guidance is set forth in our Board committee charters, and in the Vestis Business Conduct
Policy, which applies to all Vestis directors, executive officers and employees. These documents can all be found on the
Vestis website at ir.vestis.com/corporate-governance/governance-documents. Printed copies of the Corporate Governance
Guidelines may be obtained, without charge, by contacting the Corporate Secretary, Vestis Corporation, 1035 Alpharetta
Street, Suite 2100, Roswell, GA 30075; telephone: (470) 226-3655.
Board Leadership Structure
Our Board manages and directs the business and affairs of Vestis, as provided by Delaware law, and conducts its business through meetings of the Board and three standing committees: the Audit Committee, the Compensation and Human
Resources Committee and the Nominating, Governance and Corporate Responsibility Committee.
Our Board’s goal is to achieve the best board leadership structure for effective oversight and management of our affairs. Our
Board believes there is no single, generally accepted approach to providing effective board leadership, and that each leadership structure must be considered in the context of the individuals involved and the specific circumstances facing a company. Accordingly, what our Board believes is the right board leadership structure for us may vary as circumstances warrant.
Our Board is led by its Chairman, Phillip Holloman, and its Vice Chairman, Doug Pertz. We expect that stockholders’
interests will be protected by effective and independent oversight of management. Our Board has determined that, at this time, having separate directors serve as Chairman and Chief Executive Officer is the best board organization for us.
Additionally, eight of our ten directors are independent as defined by the listing standards of the NYSE and the Corporate
Governance Guidelines. Each of our Board of Directors’ three standing committees—the Audit Committee, the
Compensation and Human Resources Committee and the Nominating, Governance and Corporate Responsibility
Committee—are comprised solely of independent directors.
Lead Independent Director
Our Corporate Governance Guidelines provide that, in the event the roles of Chairperson and Chief Executive Officer are combined, the Board will elect a Lead Director. The roles of Chairperson and Chief Executive Officer are separate roles, so there is no Lead Director currently appointed.
Role of the Board in Risk Oversight
Our management is responsible for day-to-day risk management activities. Our Board, acting directly and through its committees, is responsible for the oversight of our risk management.
The Audit Committee periodically reviews our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls and our compliance with legal and regulatory requirements. In addition, the Audit Committee reviews risks related to compliance with ethical standards, including our
Business Conduct Policy (discussed below), and our approach to enterprise risk management and operational risks, including those related to information security and system disruption. With respect to cybersecurity, the Audit Committee monitors our cybersecurity risk profile, receives periodic updates from management on all matters related to cybersecurity and reports to our full Board. Through regular meetings with management, including the accounting, finance, legal, information technology and internal audit functions, the Audit Committee reviews and discusses the risks related to its areas of oversight and reports to our Board with regard to its review. The Compensation Committee oversees compensation-
related risk management. The Nominating Committee oversees risks associated with the structure of our Board and other corporate governance policies and practices. The Compensation and Nominating Committees also regularly report their findings to our Board.
Our Chief Executive Officer and other executive officers regularly report to the non-executive directors and the Audit,
Compensation and Nominating Committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. In addition, our Board receives periodic detailed operating performance reviews from management. Our Vice President of Internal Audit reports functionally and administratively to our Chief Financial Officer and directly to the Audit Committee. We believe that the leadership structure of our Board provides appropriate risk oversight of our activities.

2025 Proxy Statement 21

With respect to our compensation policies and practices, our management and the Compensation Committee reviews our policies and practices to determine whether they create risks that are reasonably likely to have a material adverse effect on
us. In connection with this risk assessment, we review the design of our compensation and benefits programs (in particular, our performance-based compensation programs) and related policies, potential risks that could be created by the programs, and features of our programs that help mitigate risk. Among the factors that are considered are an effective balance between the cash and equity mix and short- and long-term focus, the use of multiple performance metrics, substantial stock ownership guidelines, a clawback policy, an anti-hedging policy and independent committee oversight of the compensation programs.
Code of Ethics for Senior Financial Officers and Business Conduct Policy
We maintain a Code of Ethics for Senior Financial Officers that is applicable to our Chief Executive Officer, Chief Financial
Officer, Principal Accounting Officer and other senior financial officers. The code requires our senior financial officers to engage in and promote honest and ethical conduct and produce full, fair, accurate, timely and understandable disclosure in reports and other documents we file with the Securities and Exchange Commission and in other public communications. Our senior financial officers may not, among other things, take any action to fraudulently influence, coerce, manipulate or mislead our independent public accountants for the purpose of rendering our financial statements materially misleading. The code promotes compliance with applicable laws, prompt internal reporting of violations and accountability for adherence to the code.
We also maintain a Business Conduct Policy that applies to all our employees and sets forth our policies and expectations on a number of topics, including conflicts of interest, confidentiality, compliance with laws (including insider trading laws), preservation and use of our assets, and business ethics. The Business Conduct Policy sets forth procedures for addressing potential conflicts of interest (or the appearance of a conflict of interest) and for the confidential communication and handling of issues regarding accounting, internal control and auditing matters.
We also maintain an Ethics Hotline telephone number (the “Hotline”) for Vestis teammates as a means of raising concerns
(including concerns about potential violations of the Business Conduct Policy). The Hotline is available to all teammates worldwide. Teammates using the Hotline may choose to remain anonymous, and all inquiries are kept confidential to the extent practicable in connection with the investigation of an inquiry. All Hotline inquiries are forwarded to our legal department for investigation. The Audit Committee is informed of any reported matters, whether through the Hotline or otherwise, that could potentially be significant to us, including accounting, internal control or auditing matters, or any fraud involving management or persons who have a significant role in our internal controls.
Any waivers from any provisions of the Business Conduct Policy for executive officers and directors are promptly disclosed to stockholders by posting at the website address set forth below. In addition, certain amendments to the Business Conduct
Policy, as well as any waivers from certain provisions of the Corporate Governance Guidelines given to our Chief Executive
Officer, Chief Financial Officer or Principal Accounting Officer, are posted at the website address set forth below. We intend to satisfy the requirements of Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our Code of
Ethics for Senior Financial Officers that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions by posting such information on our website as set forth below.
The Code of Ethics for Senior Financial Officers and Business Conduct Policy are available on our website at www.vestis.com.
Printed copies of the Code of Ethics for Senior Financial Officers and Business Conduct Policy may be obtained, without charge, by contacting the Corporate Secretary, Vestis Corporation, 1035 Alpharetta Street, Suite 2100, Roswell, GA 30075,
telephone: (470) 226-3655.
Board Performance and Self-Evaluation Process
Our Board is focused on enhancing its performance through a rigorous assessment process of the effectiveness of itself and its committees in order to increase stockholder value. Our Board conducts an annual self-evaluation of its performance that solicits input and perspective from all of our directors on various matters, including:
•the effectiveness of the Board and its operations;
•the Board’s leadership structure;
•the Board’s composition, including the directors’ capabilities, experiences and knowledge;
•the quality of Board interactions; and
•the effectiveness of the committees of the Board.

2025 Proxy Statement 22

As set forth in its charter, the Nominating Committee oversees our Board and committee evaluation process. The
Nominating Committee determines the appropriate form of evaluation and considers the design of the process to ensure it is both meaningful and effective. The results of our Board’s self-evaluation are presented by the Chair of the Nominating
Committee to the full Board. As part of the evaluation, our Board will assess the progress in the areas targeted for improvement in the previous year’s self-evaluation, and develop actions to be taken to enhance the Board’s effectiveness over the next year. Each committee conducts an annual self-evaluation of its performance through a similar process.
Executive Sessions
As instructed by our Corporate Governance Guidelines, non-employee directors hold regular executive sessions at which management, including the Chief Executive Officer, is not present. To the extent practicable, these sessions occur, at a minimum, semi-annually following regularly scheduled meetings of the Board. For so long as the Chairperson of the Board is not an executive officer, the Chairperson of the Board presides at the executive sessions, or if he or she is not present, the
Vice Chairperson of the Board presides. Independent directors meet in a private session that excludes management and affiliated directors at least once per year.
Role of the Board in Succession Planning and Leadership Development
The Board’s responsibilities include succession planning for the Chief Executive Officer and other executive officer positions.
The Nominating Committee oversees the development and implementation of our succession plans for the Chief Executive
Officer and the Compensation Committee oversees succession plans for other key executives. Commencing in fiscal 2025, the Chief Executive Officer will provide the Board with an assessment of senior leaders and their potential to succeed to the position of Chief Executive Officer. This annual assessment will be developed in consultation with the Chair of the
Nominating Committee. High potential executives meet regularly with the members of the Board and present business updates for their functional area of responsibility periodically to the Board.
Director Nomination Process
The Nominating Committee identifies qualified candidates to serve on the Board by overseeing the search and interview process for candidates and conducting all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates. The Nominating Committee reviews the existing Board and makes recommendations as to whether members of the current Board should stand for reelection.
The Nominating Committee does not set specific, minimum qualifications that directors must meet in order for the
Nominating Committee to recommend them to the Board. Rather, it believes that directors and director candidates should be evaluated based on their individual merits, taking into account Vestis’ needs and the composition of the Board. In nominating a slate of directors, the Nominating Committee’s objective is to select individuals with skills and experience that can be of assistance in operating our business and providing effective oversight of the Company’s strategy and management. The
Nominating Committee will consider candidates recommended by shareholders and all candidates are evaluated in the same manner, regardless of who recommended such candidate for nomination. When reviewing the qualifications of potential director candidates, the Nominating Committee considers:
•whether individual directors possess the following personal characteristics: integrity, education, accountability, business judgment, business experience, reputation and high performance standards, and
•all other factors it considers appropriate, which may include accounting and financial expertise; industry knowledge;
experience in compensation, human resources and culture; strategy development experience; chief executive and senior management leadership experience; prior public company board service; international operations experience; corporate finance and capital markets experience; mergers and acquisitions and business development experience; supply chain experience; information technology and cybersecurity experience;
experience in research and development and innovation; both traditional and digital marketing and sales;
experience with disruptive risk and innovation; age, gender and ethnic and racial background; civic and community relationships; existing commitments to other businesses; potential conflicts of interest with other pursuits; legal considerations, such as antitrust issues; and the size, composition and combined expertise of the existing Board.
The Board believes that, as a whole, it should strive to possess the following core competencies: accounting and finance, management, industry knowledge and strategy/vision, among others. While the Board does not have a formal policy with regard to diversity, the Nominating Committee and the Board strive to ensure that the Board is composed of individuals who, together, possess a breadth and depth of experience relevant to the Board’s oversight of Vestis’ business and strategy and a diversity of backgrounds and perspective in order to effectively understand the needs of our employees, clients and customers. The Company’s Corporate Governance Guidelines provide that, except as may be approved by the Nominating
Committee, no person may serve as a non-employee director if he or she would be 75 years or older at the commencement of such term as a director.

2025 Proxy Statement 23

Ms. McKee and Messrs. Pertz, Meister and Goetz are incumbent directors of the Board and were recommended to stand for reelection by the Nominating Committee.
Consideration of Shareholder-Recommended Candidates and Procedure for Shareholder Nominations
To recommend a candidate for consideration by the Nominating Committee, a shareholder should submit a written statement of the qualifications of the proposed nominee, including full name and address, to: Vestis Corporation, Nominating,
Governance and Corporate Responsibility Committee, c/o Corporate Secretary, 1035 Alpharetta Street, Suite 2100, Roswell,
GA 30075. The written submission should comply with all requirements set forth in our amended and restated Certificate of
Incorporation and amended and restated Bylaws. The committee will consider all candidates recommended by shareholders in compliance with the foregoing procedures and who satisfy the minimum qualifications for director nominees and Board member attributes.
Our amended and restated Certificate of Incorporation and amended and restated Bylaws provide that any stockholder entitled to vote at an annual meeting of stockholders may nominate one or more director candidates for election at that annual meeting by following certain prescribed procedures. The stockholder must provide to our Corporate Secretary timely written notice of the stockholder’s intent to make such a nomination or nominations and include specified information. For further information regarding submission of a director nominee under our general Bylaw provisions, see “Shareholder
Proposals and Nominations for 2026 Annual Meeting.”
Our Bylaws also permit a shareholder, or a group of up to 20 shareholders, that has continuously owned for three years at least 3% of the Company’s outstanding common shares, to nominate and include in the Company’s annual meeting proxy materials up to the greater of two directors or the number of directors that does not exceed 20% of the number of directors serving on the Board, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in our Bylaws.
For further information regarding submission of a director nominee using the Company’s proxy access Bylaw provision, see
“Shareholder Proposals and Nominations for 2026 Annual Meeting.”
Policies and Procedures for Review and Approval of Transactions with Related Persons
We have a written Policy Regarding Transactions With Related Persons, which governs the review, approval and ratification of transactions between Vestis and related persons of Vestis. This policy applies to any transaction or series of transactions in which Vestis or a subsidiary is a participant, the amount involved exceeds $120,000 and a “Related Person” (as defined in
Item 404(a) of SEC Regulation S-K) has a direct or indirect material interest; provided, however, that our Board determined that certain transactions not required to be reported pursuant to Item 404(a) of SEC Regulation S-K are not considered to be transactions covered by the policy. Under the policy, a related person transaction must be reported to our General Counsel and be reviewed and approved or ratified by the Audit Committee in accordance with the terms of the policy, prior to the effectiveness or consummation of the transaction, whenever practicable. The Audit Committee reviews all relevant information available to it about the potential related person transaction. The Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on the Company or the Related Person in connection with the approval of the Related Person transaction.
How to Contact the Board
Our Board is committed to meaningful engagement with our shareholders and welcomes input and suggestions.
Shareholders and other interested parties wishing to contact the Chairman or the non-management directors as a group are able to do so by sending a written communication to the attention of the Chairman, c/o Vestis Corporation, Corporate
Secretary’s Office, 1035 Alpharetta Street, Suite 2100, Roswell, GA 30075.
Communications addressed to our Board or to a member of our Board are distributed to the Board or to any individual director or directors as appropriate, depending upon the facts and circumstances outlined in the communication.
The Corporate Secretary’s office submits to the Board all communications received, but in all cases excluding those items that are not related to Board duties and responsibilities, such as junk mail and mass mailings.
Miscellaneous
On July 10, 2024, a purported Vestis shareholder commenced a derivative action against Vestis’ directors and certain of its officers, in the United States District Court for the Northern District of Georgia, captioned Hollin v. Scott, et al., Case No.
1:24-cv-03059-SDG. The complaint seeks unspecified damages on behalf of Vestis and certain other relief, such as certain reforms to corporate governance and internal procedures. The complaint (in which Vestis is named as a nominal defendant)
generally alleges, among other things, breaches of fiduciary duties in connection with the oversight of Vestis’ public statements and internal controls, and that Vestis was damaged as a result of the breaches of fiduciary duties. The complaint also alleges, among other things, violations of Section 10(b) of the Securities Exchange Act of 1934, aiding and abetting breach of fiduciary duty, unjust enrichment, and waste of corporate assets.  We intend to vigorously defend this matter.

2025 Proxy Statement 24

OTHER MATTERS
Sustainability and Corporate Responsibility
We have been engaged in actively supporting environmental, social and governance (“ESG”) efforts. Below are key areas of focus the Company has undertaken and intends to continue to pursue:
•We maintain a Corporate Social Compliance Policy and related Vendor Code of Conduct that address the international manufacturing of our private label garments under safe, lawful and humane working conditions. To support our Corporate Social Compliance Policy, our international private label garment manufacturers annually confirm their commitment to comply with our Vendor Code of Conduct, and the factories used to produce these products are subject to annual third-party social compliance audits.
•We have made enhancements to our wash chemistry that allow us to conserve electricity, natural gas and water.
Our most recent chemical enhancement has provided utility resource reductions with shorter washing machine run times (electricity), reduced water temperatures (natural gas) and fewer rinse cycles (water).
•We focus on the efficient use of fossil fuels to reduce related emissions. We seek to increase route efficiency with technology and processes that reduce travel time, distance and fuel consumption. For example, our new telematics technology allows us to proactively reduce fuel usage by limiting idling through real-time, in-cab driver alerts.
Our Board and executive leadership are committed to leading a socially responsible organization that supports the health of our planet, cares for our employees, invests in the communities we work in and conducts business in an ethical manner with appropriate governance. Our Board will oversee our ESG goals and objectives, and will support the implementation of our
ESG priorities and commitments.
Securities Trading Policy; Prohibition on Hedging and Pledging
Vestis maintains a Securities Trading Policy that is reasonably designed to promote compliance with insider trading laws, rules and regulations and stock exchange listing standards. The policy restricts pledging and prohibits its directors, officers and employees from engaging in hedging, speculative or other transactions that hedge or offset any decrease in the market value of its stock (including swaps, forwards, options, futures, collars, exchange funds and other derivative transactions or arrangements). This policy applies to all executive officers and directors subject to certain limited exceptions.

2025 Proxy Statement 25

PROPOSAL 2
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER
COMPENSATION
(“SAY-ON-PAY”)
Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to vote on a non-binding, advisory basis to approve the compensation paid to our named executive officers, as disclosed in this proxy statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives shareholders the opportunity to express their opinion of the Company’s executive compensation program by either endorsing or withholding endorsement of the program.
Executive Compensation Disclosures
In considering your vote, we invite you to review the Compensation Discussion and Analysis beginning on page 31. This advisory proposal, commonly referred to as a “Say-on-Pay” proposal, is not binding on the Board. However, the Board takes shareholder feedback seriously and it and the Compensation Committee will review and consider the voting results when evaluating the Company’s executive compensation program.
The Company believes that its compensation policies and practices effectively achieve the Company’s primary goals of attracting and retaining key executives, rewarding achievement of the Company’s short-term and long-term business goals, and aligning our executives’ interests with those of our shareholders to create long-term sustainable value.
Say-on-Pay Resolution
This proposal calls for the approval of the following resolution:
“RESOLVED, the shareholders of the Company hereby approve, on a non-binding, advisory basis, the compensation of the
Company’s named executive officers as disclosed in the Proxy Statement, pursuant to the rules of the Securities and
Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”
The Board recommends a vote FOR the say on pay proposal.

2025 Proxy Statement 26

PROPOSAL 3
ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES
TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
(“SAY-ON-PAY FREQUENCY”)
Pursuant to Section 14A of the Exchange Act, we are required to ask our shareholders at least every six years to vote on a non-binding, advisory basis with respect to the frequency of future votes we will hold to approve the compensation paid to our named executive officers (“Say-on-Pay” proposals). This proposal, commonly known as a “Say-on-Pay Frequency”
proposal, gives shareholders the choice of whether to cast an advisory “Say-on-Pay” vote every year, every two years or every three years.
Our Board has determined that an annual advisory vote on executive compensation is most appropriate the Company. The
Board’s determination has been influenced by the fact that the compensation of our named executive officers is evaluated, adjusted and approved on an annual basis, and an annual vote would provide more direct shareholder input on the Board and the Compensation Committee’s decision making. The Board also believes that giving our shareholders the right to cast an advisory vote every year on their approval of the compensation arrangements of our named executive officers is a good corporate governance practice. Accordingly, our Board recommends that the advisory vote on executive compensation be held every year.
You may cast your vote by choosing the option of one year, two years or three years or abstain from voting when you vote on the resolution set forth below.
Say-on-Pay Frequency Resolution
“RESOLVED, that the shareholders of the Company determine, on an advisory basis, that the frequency with which the shareholders of the Company wish to have an advisory vote on the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, pursuant to the rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is:
•Choice 1 – One year (recommended by the Board);
•Choice 2 – Two years;
•Choice 3 – Three years; or
•Choice 4 – Abstain from voting.”
The Board recommends a vote for a frequency of “ONE YEAR” for the Say-on-Pay Frequency proposal.

2025 Proxy Statement 27

AUDIT COMMITTEE MATTERS
The Audit Committee assists the Board in its oversight of the Company’s independent registered public accounting firm, which assistance includes the responsibility to appoint, compensate, retain and oversee the firm. The independent registered public accounting firm reports directly to the Audit Committee. The Audit Committee reviews the independent registered public accounting firm’s qualifications, independence and performance at least annually. In connection with this review, the Audit Committee considers whether there should be a regular rotation of the independent registered public accounting firm to assure continuing auditor independence. Further, in conjunction with the mandated rotation of the independent audit firm’s lead engagement partner, the Audit Committee is involved in the selection of the independent audit firm’s lead engagement partner.
RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR
PROPOSAL 4
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We are asking our shareholders to ratify the appointment of Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm for fiscal 2025, which ends on October 3, 2025.
The Audit Committee has selected Deloitte to serve as the Company’s independent registered public accounting firm for fiscal year 2025. Although action by the shareholders on this matter is not required, the Audit Committee values shareholder views on the Company’s independent registered public accounting firm and believes it is appropriate to seek shareholder ratification of this selection. If the shareholders do not ratify the appointment of Deloitte, the selection of the independent registered public accounting firm may be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit
Committee in its discretion may select a different independent registered public accounting firm at any time of the year if it determines that such a change would be in the best interests of the Company and its shareholders. The Company has been advised that representatives of Deloitte are scheduled to attend the Annual Meeting, and they will have an opportunity to make a statement if the representatives desire to do so. It is expected that the Deloitte representatives will also be available to respond to appropriate questions.
Audit Committee Considerations in Appointing Deloitte
The Audit Committee has appointed Deloitte as the independent registered public accounting firm for the fiscal year ending
October 3, 2025. The Audit Committee believes that the appointment of Deloitte as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders. In addition to Deloitte’s independence, the Audit Committee considered:
•Deloitte’s capabilities, qualifications and expertise;
•The effectiveness and efficiency of Deloitte’s audit services;
•Deloitte’s compliance with regulations; and
•Technological capabilities, relative benefits of tenure versus fresh perspective and fees.
The shares represented by your properly executed proxy will be voted “FOR” this proposal, which would be your vote to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal
2025, unless you specify otherwise.
The Board recommends that you vote “FOR” the ratification of the Audit Committee’s appointment of
Deloitte as the Company’s independent registered public accounting firm for fiscal 2025.

2025 Proxy Statement 28

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Set forth below is information relating to the aggregate fees billed by Deloitte for professional services rendered for each of the last two fiscal years as well as a description of each fee category.

Fees for Services	Fiscal 2024	Fiscal 2023

Audit Fees	$2,076,000	$3,244,000

Audit-Related Fees	--	--

Tax Fees	$152,174	--

All Other Fees	--	--

Total Fees	$2,228,174	$3,244,000

•Audit fees include the audit of annual financial statements, the review of quarterly financial statements, the performance of statutory audits, procedures and comfort letters related to registration statements. For 2023, Vestis was a part of Aramark and Audit fees include fees and expenses for procedures related to the audit of Vestis Form 10-12B/A registration statement for the fiscal years ended September 30, 2022, and October 1, 2021, the audit of annual financial statements for the year ended September 29, 2023, and the review of interim financials for the year to date periods ended December 30, 2022, December 31, 2021, June 30, 2023, and July 1, 2022.
•Tax fees include U.S. federal, state, local, international and other tax compliance, planning, advice and consultation services.
The Audit Committee considered whether providing the non-audit services shown in this table was compatible with maintaining Deloitte’s independence and concluded that it was.
POLICY FOR PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES
The Audit Committee annually reviews and pre-approves the services that may be provided by the Company’s independent registered public accounting firm without obtaining further specific pre-approval from the Audit Committee. The Audit
Committee has also adopted a Pre-Approval Policy that contains a list of pre-approved services, which the Audit Committee may revise from time to time, based on subsequent determinations. The Audit Committee has delegated pre-approval authority to the chairman of the Audit Committee, or in his absence or unavailability, to another specified member of the
Audit Committee. The chairman of the Audit Committee or such specified member will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the audit fees, audit-related fees, tax fees and all other fees for fiscal 2024 were pre-approved by the Audit Committee or the chairman of the Audit Committee.
AUDIT COMMITTEE REPORT
The Audit Committee represents and assists the Board and is composed solely of directors who satisfy the independence and financial literacy requirements, and the heightened independence criteria applicable to audit committee members, of the
NYSE rules and applicable securities laws. In addition, the Board has determined that each of Tracy Jokinen, Keith Meister,
Doug Pertz and Mary Anne Whitney is an audit committee financial expert as defined under the rules of the SEC.
The Audit Committee operates under a written charter approved and adopted by the Board, which sets forth its duties and responsibilities. This charter can be found on the Company’s website under the Investor Relations section. This charter is reviewed annually and updated as appropriate to reflect the Audit Committee’s evolving role, changes in regulatory requirements and oversight practices, and investor feedback.

2025 Proxy Statement 29

The Audit Committee’s purpose is to assist the Board in its oversight of:
•preparing the audit committee report required by the SEC to be included in our proxy statement;
•assisting our Board in overseeing and monitoring the quality and integrity of our financial statements;
•overseeing our management of enterprise risk and monitoring our compliance with legal and regulatory requirements; and
•overseeing the work of our internal auditors and the qualifications, independence and performance of our independent registered public accounting firm.
The Audit Committee met 10 times in fiscal year 2024 and fulfilled each of its duties and responsibilities as outlined in its charter. The Audit Committee regularly conferred with Deloitte, the Company’s internal auditors, and senior management in separate executive sessions to discuss any matters that the Audit Committee, Deloitte, the Company’s internal auditors, or senior management believed should be discussed privately with the Audit Committee. The Audit Committee has direct access to Deloitte and the Company’s internal auditors, which each report directly to the Audit Committee.
2024 Audited Financial Statements and Internal Controls
The Company’s management has primary responsibility for establishing and maintaining effective internal control over financial reporting and preparing the Company’s financial statements and disclosures. Deloitte, the Company’s independent registered public accounting firm for fiscal 2024, was responsible for performing an independent audit of the Company’s consolidated financial statements and expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles in the United States and on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee oversaw the performance of these responsibilities by Deloitte and management, including the processes by which these responsibilities are fulfilled.
In the performance of its oversight function and in accordance with its responsibilities under its charter, the Audit Committee has reviewed and discussed with management and Deloitte the Company’s audited financial statements as of and for the fiscal year ended September 27, 2024. The Audit Committee also discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and
Exchange Commission. Finally, the Audit Committee received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the
Audit Committee concerning independence, and discussed with Deloitte their independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended
September 27, 2024, filed with the SEC.
Members of the Audit Committee:
Tracy Jokinen, Chair
Keith Meister
Doug Pertz
Mary Anne Whitney

2025 Proxy Statement 30

EXECUTIVE OFFICERS
In addition to Kim Scott, our President and Chief Executive Officer, whose biography is included under the heading “About the Continuing Directors,” our executive officers as of December 4, 2024, are as follows:

Rick Dillon, 53, serves as an Executive Vice President and the Chief Financial Officer of Vestis. Mr. Dillon joined Aramark in May 2022 to serve as Chief Financial Officer of Aramark Uniform Services and to prepare Vestis to be a standalone, independent public company. Prior to joining Aramark, Mr. Dillon served as Executive Vice President and Chief Financial
Officer of Enerpac Tool Group (NYSE: EPAC) from December 2016 to April 2022. In addition to his experience at Enerpac,
Mr. Dillon served as Executive Vice President and Chief Financial Officer at Century Aluminum (NASDAQ: CENX) for
approximately three years. Prior to that, he held progressive leadership roles at publicly traded companies in finance and accounting, including Joy Global, Newell Brands, and Briggs and Stratton, and in public accounting. He also serves as a member of the board of directors of Adient plc (NYSE: ADNT).

Timothy Donovan, 69, serves as an Executive Vice President, Chief Legal Officer and General Counsel of Vestis. Mr.
Donovan joined Aramark Uniform Services as General Counsel and Senior Vice President in January 2022. Mr. Donovan
has over 40 years of experience in legal and operational leadership roles, including 20 years as a public company general counsel. From April 2009 to June 2019, Mr. Donovan served as General Counsel and in a variety of compliance and risk management roles for Caesars Entertainment Corporation (NASDAQ: CZR), the world’s largest casino and integrated resorts operator, serving as Executive Vice President, General Counsel, Chief Regulatory & Compliance Officer, and Chief
Legal, Risk & Security Officer at the time he retired from Caesars. Prior to Caesars, Mr. Donovan was Executive Vice
President, General Counsel and Corporate Secretary at Allied Waste Industries, Inc. (NYSE: AW) and thereafter at
Republic Services, Inc. (NYSE: RSG) following its 2008 merger with Allied Waste. Mr. Donovan earlier served as Executive
Vice President and General Counsel at Tenneco Inc. Mr. Donovan served 21 years as an independent director of publicly traded John B. Sanfilippo & Son, Inc. (NASDAQ: JBSS), a leading nut and snack food processor. Mr. Donovan also serves on the board of directors of CNE Gaming Holdings, LLC, an owner of a Cherokee Nation integrated resort and casino.

Angela Kervin, 49, serves as Executive Vice President and Chief Human Resources Officer of Vestis. Ms. Kervin became the Senior Vice President and Chief Human Resources Officer of Aramark Uniform Services in January 2023. Ms. Kervin
held a series of progressive Human Resources (“HR”) positions at Aramark Uniform Services since joining Aramark in
2010, including Vice President, Human Resources and Diversity from August 2021 to January 2023, Vice President,
Human Resources from September 2020 to August 2021, and Associate Vice President, Human Resources, from June
2014 to September 2020. Prior to joining Aramark, Ms. Kervin also spent more than 15 years leading HR programs across large, distributed workforces in the multi-unit retail sector, including progressive leadership roles at Kohls (NYSE: KSS),
Sports Authority, Party City and Footaction USA.

Grant Shih, 47, serves as Executive Vice President and Chief Technology Officer of Vestis. Mr. Shih joined Aramark
Uniform Services in January 2023 as Senior Vice President and Chief Technology Officer. Mr. Shih has more than 24 years of technology and value-creation experience in various leadership roles. Prior to joining Aramark, Mr. Shih served as Chief
Information Officer for National DCP from March 2020 to January 2023, where he managed all technology related areas, as Chief Information Officer of Encompass Digital Media, Inc. from January 2019 to March 2020, and as Vice President,
Technology Services for Carter’s/OshKosh B’gosh from June 2013 to January 2019.

Bill Seward, 57, serves as Executive Vice President and Chief Operating Officer of Vestis. Prior to joining Vestis, Mr.
Seward was the President of UPS Supply Chain Solutions, where he oversaw multiple business units, including global logistics, freight forwarding, warehousing, and distribution. Before returning to UPS in 2019, Mr. Seward served as
Executive Vice President and Chief Commercial Officer for Stericycle, Inc. In previous roles at UPS, he was responsible for the UPS Americas Region, global customer solutions, international package customs brokerage, global healthcare sales, and global revenue operations. Mr. Seward was also President of UPS International Sales and Vice President of Business
Development for UPS Europe, based in Brussels. Additionally, Mr. Seward has been an Alex de Tocqueville Society member of the United Way and has served on the board of directors for Hands on Atlanta and the German American
Chamber of Commerce.

2025 Proxy Statement 31

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) describes material elements of our named executive officer (“NEO”)
compensation and describes the objectives and principles underlying Vestis’ executive compensation programs, the compensation decisions we made under those programs and factors we considered in making those decisions.
EXECUTIVE SUMMARY
Our NEOs and their titles are:
•Kim Scott, President and Chief Executive Officer
•Rick Dillon, Executive Vice President and Chief Financial Officer
•Timothy Donovan, Executive Vice President, Chief Legal Officer and General Counsel
•Angela Kervin, Executive Vice President and Chief Human Resources Officer
•Grant Shih, Executive Vice President and Chief Technology Officer
•Chris Synek, Former Executive Vice President and Chief Operating Officer
The following sections of this Compensation Discussion and Analysis describe Vestis’ executive compensation philosophy, the executive compensation program elements applicable to the Vestis named executive officers for fiscal 2024, and certain
Vestis executive compensation plans, policies and practices, as well as certain aspects of our executive compensation arrangements adopted in connection with or following our separation from Aramark on September 29, 2023 (the
“Separation”).
Key Financial Results
We note the following key financial results as context in reviewing Vestis’ fiscal 2024 executive pay decisions.

Revenue	Adjusted EBITDA (1)	Free Cash Flow (1)

$2.81B (0.7%) Y/Y	$353M 12.6% Margin	$165M
Healthy growth from new customer wins and penetration with existing customers. Customer retention improved 150 basis points vs. fiscal 2023 setting up for stronger fiscal 2025. (1)	Absorbed carryover losses from fiscal 2023 customer churn and a tough fiscal Q4 2024 pricing compare. Incremental public company costs of $18.0M impacted fiscal 2024 margin by 65 basis points.	Net Debt / Adjusted EBITDA (1) of 3.6x as strong cash generation supported strategic priority to de-lever.
__________________
(1)A reconciliation of GAAP to non-GAAP financial measures and a discussion of customer retention is set forth on Appendix A.
Vestis’ Executive Compensation Design
Vestis’ executive compensation program is designed to retain and motivate executives and reward achievement of Vestis’
performance goals aligned with value created for shareholders. This is important because its performance is very much dependent on the talents, skills and engagement of its leadership team. Vestis generally measures its performance by growth in sales, earnings and free cash flow, and these metrics are reflected in its incentive plans. By focusing on these performance metrics, Vestis believes its incentive plans will drive broader shareholder value creation.

2025 Proxy Statement 32

Vestis ties its executives’ long-term interests with those of its shareholders through equity compensation awards in respect of Vestis common stock. The equity is typically delivered in the form of performance stock units (“PSUs” – 50%), stock options (25%) and restricted stock units (“RSUs” – 25%). PSUs typically have made up 50% of the grant to provide value only to the extent long-term performance objectives are achieved. Vestis’ executives are also measured by their individual contributions to Vestis’ success, and this is a consideration in base salary adjustment decisions.
Vestis’ Executive Compensation Principles and Operating Framework
Vestis’ executive compensation program is overseen by the Compensation Committee, a committee of the Board. The following are the compensation principles and operating framework of our executive compensation program for fiscal 2024, which are the principles and operating framework of our compensation policy for our executive officers following the
Separation:

Executive Compensation Guiding Principles
Pay for Performance	Shareholder Alignment	Attract and Retain Key Talent
The vast majority of executive pay is
at-risk and performance-based with
metrics aligned to Vestis’ strategy and
long-term shareholder value creation.
Vestis’ approach strikes a balance
between achieving both short- and
long-term performance objectives.

Programs align executives’ interests
with those of its shareholders. The vast
majority of executive pay is provided
through equity and linked to stock
price. Vestis also maintains stock
ownership guidelines for all named
executive officers reinforced with
conditional holding requirements for
executives who have not met their
guideline.

Vestis provides competitive pay and
benefits to attract and retain talented,
high-performing executives with
specific skill sets and relevant
experience to drive Vestis’ business,
create shareholder value and develop
future leaders.

General Executive Compensation Operating Framework
Risk Management	Governance Considerations	Affordability/Shareholder Dilution
Vestis manages risk in incentive programs, while ensuring alignment between pay and performance, and with shareholder interests.	Vestis considers applicable requirements, as well as its corporate values and behavioral expectations, in designing its incentive structures and making compensation decisions.	Vestis conducts recurring reviews that balance goals and objectives of the program with fiscal soundness and shareholder dilution.

2025 Proxy Statement 33

Executive Compensation Program and Practices Overview
Vestis’ executive compensation program adheres to the following high governance standards.

What We Do		What We Don’t Do
√	Risk Mitigation – Multiple metrics and measurement periods in incentives mitigate risk that executives will be motivated to pursue results related to one metric	x	No Guaranteed Bonuses – Vestis’ annual bonus plans are performance-based and do not include any minimum payment levels or guarantees
√	Compensation Recoupment Policy – Robust “clawback” policy for pay in certain circumstances	x	No Executive Pension or Supplemental Executive Retirement Plan
√	Stock Ownership Guidelines – Vestis’ NEOs and directors are subject to ownership guidelines with conditional holding requirements	x
No Hedging and Restriction on Pledging – Vestis
prohibits directors and employees from engaging in
hedging and prohibits directors and named
executive officers from pledging Vestis shares
without specific pre-approval

√	Double-Trigger Change-in-Control Provisions – Both a change-in-control and termination are required for equity vesting acceleration and other benefits to apply upon a change-in-control event	x	No Dividends on Unvested Equity Awards – Vestis does not pay dividends or dividend equivalents on equity awards prior to vesting
√	Annual Say-on-Pay Vote – Vestis is recommending annual shareholder feedback on our executive pay program and will directly engage with its shareholders on executive pay matters	x	No Repricing or Exchange of Underwater Stock Option
√	Annual Evaluation – Vestis annually reviews its executive pay program to ensure it continues to align with market	x	No Tax Gross-Ups Vestis does not provide gross- ups on benefits (other than taxable relocation benefits) or perquisites in any employment agreements
√	Independent Advisor – Independent consultant provides advice directly to the Vestis Compensation Committee	x	No Recycling of Shares withheld for taxes
√
Multiple LTI Vehicles – Use of PSUs, stock
options, and RSUs provides a balanced approach
that focuses executives on key financial objectives
(PSUs), direct shareholder alignment (Stock
Options), and retention and alignment with
shareholders (RSUs)

__________________
(1)There are certain limited exceptions to the prohibition on pledging.

2025 Proxy Statement 34

Detailed Compensation Program Discussion
Compensation Program Design
Overview of Vestis’ Compensation Components
The principal components of Vestis’ executive compensation program for fiscal 2024 are base salary, an annual cash incentive and long-term equity incentives, which continue to be the principal components of our executive compensation program following the Separation.

Compensation Element	Vehicle/Description	Link to Vestis Strategy
Base Salary	•Cash •Base salaries are determined based on scope of responsibility, experience and performance	•Attract and compensate high- performing and experienced leaders at a competitive level based on market (both internal and external)

Annual Incentive Plan Management Incentive Bonus (“MIB” Plan)	•Cash •Performance / Payout evaluated 100% relative to pre-established annual financial performance goals for fiscal 2024	•Motivate and reward executives for achieving annual corporate, business, and function goals in key areas of financial performance

Long-Term Incentive Plan (“LTI” Plan)	•Performance Stock Units (50%) where Performance/Payout evaluated 100% relative to long- term financial performance goals for fiscal 2024 to 2026
•Focuses executives on the
achievement of specific long-term
performance goals directly aligned
with Vestis’ strategic operating
plans. PSUs cliff vests (if earned)
after three years based on
achievement of Cumulative
Adjusted EBITDA (50%) and
Cumulative Adjusted Free Cash
Flow Conversion (50%)

•Stock Options (25%)
•Directly aligns the interests of
executives with shareholders. Stock
options only have value for
executives if performance results in
stock price appreciation after the
grant date. Stock Options vests
equally over three years

	•Restricted Stock Units (25%)	•Strengthens key executive retention to promote executive continuity and successful execution of Vesits’ long- term strategic plan. RSUs vests equally over three years
Base Salary
Base salary reflects the value of the executive position and attributes the executive brings to the position, including tenure, experience, skill level and performance. The Compensation Committee will review annual base salaries for our executive officers each year to ensure alignment with current market levels (see “Market Benchmarking” below). The Compensation
Committee will take into account numerous factors when making its determination, including the executive officer’s experience relative to industry peers, competitive market data, time in his or her position, individual performance, future potential and leadership qualities.

2025 Proxy Statement 35

The 2024 annual base salary for each named executive officer is set forth in the table below.

Vestis Executive Officer	Job Title	2024 Base Salary

Kim Scott (1)	President & CEO	$925,000

Rick Dillon	EVP & CFO	$618,000

Timothy Donovan	EVP, CLO & GC	$525,000

Angela Kervin	EVP & CHRO	$450,000

Grant Shih (2)	EVP & CTO	$400,000

Chris Synek	Former EVP & COO	$600,000

__________________
(1)Ms. Scott’s 2024 base salary was increased +8.8% as a one-time market adjustment to $925,000 effective September 30, 2023, in connection with the Separation and as approved by the Compensation Committee as part of its annual compensation review for all executive officers.
(2)Mr. Shih’s 2024 base salary was increased +5.3% as a one-time market adjustment effective May 4, 2024, as approved by the
Compensation Committee as part of a periodic review of annual compensation for executive officers and represents Mr. Shih’s first base salary adjustment after joining the company on January 9, 2023.
Target Annual Incentives
Vestis’ annual incentive plan (the Management Incentive Bonus Plan or “MIB”) is designed to drive and reward performance and is based on financial objectives established by the Compensation Committee at the beginning of each fiscal year. The annual MIB targets for each named executive officer are established annually based on market competitive data related to each executive’s role (see “Market Benchmarking” below).
The annual MIB plan is designed to reward the achievement of specific financial objectives results measured over one fiscal year. Each named executive officer is assigned an annual MIB target bonus expressed as a percentage of base salary.
Actual earned MIB payouts are based on actual performance achieved against pre-established performance goals set for each fiscal year by the Compensation Committee where MIB payouts can vary from 0% to 200% of the annual MIB target bonus.
The 2024 annual MIB target bonus for each named executive officer is set forth in the table below.

Vestis Executive Officer	Job Title	2024 MIB Bonus Target

Kim Scott (1)	President & CEO	125%

Rick Dillon	EVP & CFO	75%

Timothy Donovan	EVP, CLO & GC	60%

Angela Kervin	EVP & CHRO	50%

Grant Shih (2)	EVP & CTO	50%

Chris Synek	Former EVP & COO	75%

_________________
(1)Ms. Scott’s 2024 MIB Bonus Target was increased to 125% in connection with the Separation and as approved by the Compensation
Committee/Board as part of its annual compensation review for all executive officers.
Fiscal 2024 Annual Incentive Performance Metrics and Weightings
Vestis’ annual incentive plan for fiscal 2024 was based on Adjusted EBITDA (50%) and Organic Revenue Sales Growth
(50%). EBITDA is defined as earnings before interest, taxes, depreciation, amortization of intangible assets and stock compensation expense and certain other adjustments determined by the company. Organic Revenue Sales Growth is defined as revenues before the impact of foreign currency or acquisitions (other than “tuck in” acquisitions) or certain other adjustments determined by the company. Adjustments were made for items not indicative of normal operating performance as determined and approved by the Compensation Committee.

2025 Proxy Statement 36

Fiscal 2024 Annual Incentive Outcomes
Vestis annual incentive MIB plan performance metrics and targets were pre-established by the Compensation Committee for fiscal 2024. Based on the financial results achieved for fiscal 2024, no MIB payout was earned for fiscal 2024 for any of our named executive officers as set forth below.

Performance Metric	FY24 MIB Performance Goals			FY24 MIB Performance Results & Payout
	Minimum (50%)	Target (100%)	Maximum (200%)	FY24 Results	Metric Payout	Metric Weighting	Weighted Payout

Adjusted EBITDA (1)	$409.0M	$430.0M	$460.0M	$353.0M	0.0%	50%	0.0%

Organic Revenue Sales Growth (2)	+$113.0M	+$140.0M	+$169.0M	($19.5M)	0.0%	50%	0.0%

Fiscal 2024 Annual Incentive MIB Plan Payout “Earned”							0.0%

__________________
(1)Adjusted EBITDA represents reported EBITDA adjusted by adding selected expenses that the company believes do not reflect normal operating conditions and subtracting certain selected income items that do not reflect normal operating conditions. All adjustments are subject to the Compensation Committee’s approval and/or determination that certain items do not reflect normal operating conditions.
(2)Organic Revenue Sales Growth represents year over year revenue growth adjusted to exclude the impact of foreign currency or acquisitions (other than “tuck in” acquisitions), with additional adjustments for certain items selected that the company believes do not reflect the normal operating conditions. All adjustments are subject to the Compensation Committee’s approval and/or determination that certain items do not reflect normal operating conditions.
In November 2024, the Compensation Committee reviewed the fiscal 2024 actual results of our business versus the pre-
established performance metrics for our named executive officers. Based on this review, the Compensation Committee determined that none of our executive officers earned any annual incentive award MIB payout for fiscal 2024 as set forth in the table below.

Executive Officer	Job Title	2024 Base Salary	X	2024 MIB Target Bonus	X	2024 MIB Payout Earned	=	2024 Actual Payout

Kim Scott	President & CEO	$925,000		125%		0.0%		$0

Rick Dillon	EVP & CFO	$618,000		75%		0.0%		$0

Timothy Donovan	EVP, CLO & GG	$525,000		60%		0.0%		$0

Angela Kervin	EVP & CHRO	$450,000		50%		0.0%		$0

Grant Shih (1)	EVP & CTO	$400,000		50%		0.0%		$0

Chris Synek	Former EVP & COO	$600,000		75%		0.0%		$0

__________________
(1)Mr. Shih’s 2024 MIB Target Bonus was prorated to reflect his one-time base salary increase effective May 4, 2024.
Long-Term Incentives (LTI)
Long-Term Incentive Grant Targets
Vestis’ long-term equity incentive plan (or “LTI”) is designed to focus executives on the achievement of specific long-term performance goals directly aligned with Vestis’ strategic operating plan. Our LTI equity plan is also designed to align the interests of our executives with the achievement of long-term growth and performance that further aligns with the interests of our shareholders through LTI equity awards and stock price performance.

2025 Proxy Statement 37

Fiscal 2024 Long-Term Incentive Grants
Vestis’ LTI Plan for fiscal 2024 was comprised of PSUs (50%), time vesting Stock Options (25%) and time vesting RSU
(25%). The PSUs will cover the three-year performance period, including fiscal years 2024 to 2026. The resulting payout, subject to performance targets being met, will be based on Cumulative Adjusted EBITDA dollars (50%), Cumulative Adjusted
Free Cash Flow Conversion (50%) and a modifier based on the Vestis total shareholder return (“TSR”) relative to the performance of the established TSR performance peer group. The performance targets align with the long-term strategic goals for the company as part of the long-range planning process reviewed and approved annually by the Board and
Compensation Committee.
For fiscal year 2024 the Compensation Committee approved LTI awards composed of a mix of PSUs, Stock Options and
RSUs to provide a long-term incentive component to the pay mix for our named executive officers. The total annual grants for our named executive officers during fiscal year 2024 are set forth in the table below.

		2024 Annual LTI Award Grant Value (1)		2024 Annual LTI Award Mix

Executive Officer	Job Title			PSUs	Stock Options	RSUs

Kim Scott	President & CEO	$3,600,000	(2)	50%	25%	25%

Rick Dillon	EVP & CFO	$1,000,000		50%	25%	25%

Timothy Donovan	EVP, CLO & GC	$600,000		50%	25%	25%

Angela Kervin	EVP & CHRO	$500,000		50%	25%	25%

Grant Shih (2)	EVP & CTO	$400,000		50%	25%	25%

Chris Synek	Former EVP & COO	$1,250,000		50%	25%	25%

_________________
(1)Fiscal 2024 Annual LTI Awards were granted on December 6, 2023, and are reported as set forth on the “Grants of Plan-Based Awards for Fiscal 2024” table on page 46 of the 2024 Compensation Tables.
(2)Ms. Scott’s annual LTI equity award target was increased to a target value of $3,600,000 after the Separation as set forth in Ms. Scott’s offer letter, and as approved by the Compensation Committee and Board. Further, the Compensation Committee and Board approved a one-time LTI equity award for Ms. Scott with a value of $1,850,000 granted in the form of Vestis LTI equity awards on October 2,
2023, with the same mix as the fiscal 2024 Annual LTI Awards outlined above, completed in connection with the Separation, representing a make whole annual LTI equity grant as set forth in Ms. Scott’s offer letter.
Market Benchmarking
Our executive compensation program is structured to enable Vestis to maintain its competitive position for our key executive talent. To establish an appropriate set of market competitive compensation practices for all named executive officers, the
Compensation Committee refers, in part, to peer group data and survey data developed and reported by the Committee’s independent consultant. The Compensation Committee worked with its independent consultant, Meridian Compensation
Partners LLC (“Meridian”) to develop its Compensation Peer Group as well as a TSR Performance Peer Group which is used in determining relative total shareholder return performance for the PSUs subjective to relative TSR performance.
Compensation Survey Data
In fiscal 2024, the Compensation Committee referred to peer group data and a subset of the Willis Towers Watson 2023
CDB General Industry Executive Compensation Survey that is size adjusted through regression analysis based on its revenue, to perform a market check of the individual components of compensation and total compensation. Vestis does not consider any specific company included in the survey to be a material factor in the review of the compensation of its named executive officers. When making pay decisions, the Compensation Committee generally targets a reasonable range around the market median of survey data but retains flexibility to position executives above or below median based on professional experience, skill set and performance.

2025 Proxy Statement 38

Vestis Peer Groups
Companies included in our Compensation Peer Group consist of 21 public companies in similar industries (uniforms, apparel, textile, restaurant and other route based and diversified support services) as set forth below.

Vestis Compensation Peer Group Companies (21)

Cintas Corporation	Service Corporation International	Acushnet Holdings Corp.
ABM Industries Incorporated	Pitney Bowes Inc.	WillScot Mobile Mini Holdings Corp.
ADT Inc.	Herc Holdings Inc.	Primo Water Corporation
Clean Harbors, Inc.	Rollins, Inc.	UniFirst Corporation
Iron Mountain Incorporated	BrightView Holdings, Inc.	Enviri Corporation
The Brink’s Company	Stericycle, Inc.	Healthcare Services Group, Inc.
FirstService Corporation	The GEO Group, Inc.	Casella Waste Systems, Inc.
Companies included in our TSR Performance Peer Group consist of 38 public companies in similar industries (uniforms, apparel, textile, restaurant and other route based and diversified support services) as set forth below.

Vestis TSR Performance Peer Group Companies (38)

UniFirst Corporation	Amcor plc	Boot Barn Holdings, Inc.
ASGN Incorporated	United Rentals, Inc.	National HealthCare Corporation
Korn Ferry	Ecolab Inc.	Wolverine World Wide, Inc.
Albany International Corp.	Herc Holdings Inc.	Healthcare Services Group, Inc.
Enerpac Tool Group Corp.	Xylem Inc.	Republic Services, Inc.
Tennant Company	Cushman & Wakefield plc	Boston Scientific Corporation
Exponent, Inc.	Clean Harbors, Inc.	Waste Management, Inc.
AMETEK, Inc.	W.W. Grainger, Inc.	Enviri Corporation
EMCOR Group, Inc.	Otis Worldwide Corporation	Frontdoor, Inc.
Hillenbrand, Inc.	Stericycle, Inc.	Waste Connections, Inc.
Cintas Corporation	Trane Technologies plc	Rollins, Inc.
Brady Corporation	BrightView Holdings, Inc.	FirstService Corporation
ABM Industries Incorporated	Casella Waste Systems, Inc.
Perquisites and Other Compensation Components
The Compensation Committee approved additional benefits to our named executive officers that are customary for the marketplace to enable its executives to focus on its business and enhance their commitment to delivering financial results.
The Compensation Committee reviews our perquisites and other compensation components annually based on market competitive market practices as provided and advised by the Compensation Committee’s independent compensation consultant (see “Market Benchmarking” below).
We currently provide certain Perquisites and Other Compensation Components as set forth below.
Employment Arrangements
Our named executive officers were offered employment agreements entered into upon joining Aramark that remained in effect for an indefinite period, terminable by either party. The Compensation Committee reviewed the various terms of the existing employment agreements in connection with the Separation and approved a new standard agreement offered to each of our executive officers (with certain distinct terms applicable to the Chief Executive Officer and Chief Financial
Officer) that provide terms and conditions of employment that seek to protect both the company and executive consistent with prevailing market practices for executive officers. Details of the new employment agreements entered into with our

2025 Proxy Statement 39

executive officers on April 2, 2024 (other than Mr. Donovan, who retained his employment agreement from Aramark), are summarized in more detail as set forth below under the “Employment Agreements and Potential Post-Employment Benefits”
section beginning on page 54.
Severance Benefits
Under the terms of the employment agreements currently in effect, our executive officers are entitled to certain payments and benefits in connection with certain terminations of employment. These provisions are intended to align executive and shareholder interests by enabling executives to consider actions that drive our long-range operating strategy and various potential corporate transactions that are in the best interests of the shareholders and our other stakeholders without concern over whether the operating strategy or such potential transactions may jeopardize the executive’s own employment. These severance benefits are more fully described below under “Employment Agreements and Potential Post-Employment
Benefits” section beginning on page 54.
LTI Equity Award Vesting upon a Change of Control Event
Vestis LTI equity award grant agreements offered to our named executive officers provide for certain vesting provisions in connection with a change of control event. All LTI equity award grant agreements offered by the company contain a “double trigger” requirement in order for the executive to receive compensation, meaning that Vestis LTI equity awards will be accelerated only if the executive’s employment terminates within a certain time period following the change of control event.
The LTI Equity award treatment in connection with a change of control event are more fully described below under
“Employment Agreements and Potential Post-Employment Benefits” section beginning on page 54.
Perquisites
Vestis provides our named executive officers with other benefits that the Compensation Committee believes are reasonable and encourage retention and include those listed below. The costs of these benefits constitute a small percentage of a named executive officer’s total compensation. The current perquisites offered to our named executive officers are set forth below.
•Premiums paid on Supplemental Life Insurance;
•Disability Insurance Premiums;
•Annual Executive Physical Examination Program;
•Annual Car Allowance (taxable to each executive with no tax gross-up);
•Annual Financial Planning and Tax Preparation Services of up to $7,500 per fiscal year and
•Annual Matching Charitable Contributions (for approved organizations) of up to $10,000 per fiscal year.
Compensation Governance Policies
Independence of the Compensation Consultant
The Compensation Committee selected and retained Meridian as its independent compensation consultant to advise on executive and director compensation. Meridian presents a report on its independence to the Compensation Committee annually and Meridian does not perform any other work for Vestis.
Role of Independent Compensation Consultant
The Compensation Committee’s independent compensation consultant provides the Committee with general consulting and advisory services related to executive and director compensation, and associated governance each year. These services include market intelligence, compensation trends, suggestions about compensation program design, general views on specific requests to the committee from management regarding compensation program design or decisions, the review of the peer group, benchmarking executive pay relative to both the compensation and TSR performance peer groups, and the broader market for executive talent, and an analysis of the risk profile of Vestis’ overall executive compensation program.
Equity Award Grant Policy
The Compensation Committee adopted an Equity Award Grant Policy (the “LTI Grant Policy”) during fiscal 2024 to govern all future LTI equity awards to be granted under the Vestis 2023 Long-Term Incentive Plan as approved by the Compensation
Committee or as approved by the CEO, under the limited authority delegated to the CEO by the Board, where the CEO can grant certain LTI equity awards to eligible recipients (other than executive officers). The LTI Grant Policy prescribes the rules to be used with respect to setting the grant date, grant/exercise price and documentation required to effect such LTI equity award approvals by the Compensation Committee or CEO that seeks to avoid the need for supplemental regulatory

2025 Proxy Statement 40

disclosures that may otherwise be required by the company for granting LTI equity awards in proximity to the company releasing material non-public information from time to time.
Other Compensation Decisions
In-flight Performance Stock Units for fiscal years ended 2022 and 2023
Immediately following the end of fiscal 2023, Aramark completed the spin-off of Vestis into a standalone public company. In order to ensure ongoing focus and alignment with Aramark’s strategic goals, on October 13, 2023, pursuant to the terms of the Third Amended and Restated 2013 Stock Incentive Plan, the Aramark Compensation Committee approved amendments to the performance goals and performance periods for the PSUs that were then outstanding. The performance measures applicable to each PSU were retained; however, the performance goals were adjusted to reflect pre and post Separation performance, using the original three-year strategic plans utilized to set the original targets.
FY22 PSU Payout (67% Portion of Original Award)
The PSUs granted in fiscal 2022 were originally subject to performance targets based on Aramark performance for the three-year period ending September 27, 2024. To account for the Separation, 67% of these PSUs became subject to new adjusted performance targets and an adjusted performance period for the two-year period ended September 29, 2023, reflecting pre-Separation Aramark performance (Performance Period 1). The remaining 33% of these PSUs are subject to new adjusted performance targets for the one-year period ended September 27, 2024, reflecting performance of Vestis post-
Separation (Performance Period 2). The Relative TSR modifier measurement period was shortened to align with
Performance Period 1.
In November 2023, following the completion of Performance Period 1, the Aramark Compensation Committee determined that 117.7% (of target) for Ms. Scott, and 132.1% (of target) for Mr. Dillon, Mr. Donovan and Ms. Kervin, of the PSUs subject to Performance Period 1 for the NEOs were earned based upon the level of achievement attained relative to the amended targets for Performance Period 1. The PSUs earned with respect to Performance Period 1 for all the Vestis NEOs became subject to time-based vesting and were distributed on the original vesting date of September 27, 2024.
Remaining FY22 PSU Payout (33% Portion of Original Award)
With respect to the remaining 33% of the PSUs granted in fiscal 2022 (the “Remaining FY22 PSUs”), in addition to the removal of the Relative TSR modifier, new performance measures for Performance Period 2 were established. The payout was to be determined based on new performance metrics/targets that were established by the Vestis Compensation
Committee in November 2023, where such new metrics/targets are based entirely on Vestis performance results achieved for fiscal year 2024 that generally to align with Vestis’ strategic, long-range operating plan on a post-Separation basis as approved by the Vestis Board.
The Remaining FY22 PSUs were to be earning based 50% on Adjusted EBITDA as determined by the Committee (target of
$430 million) and 50% based on Adjusted Free Cash Flow Conversion (Adjusted Free Cash Flow divided by Adjusted Net
Income, each as determined by the Committee) (target of greater than or equal to 105%). Applying negative discretion, the
Committee determined that the amount payable under the Remaining FY22 PSUs for the fiscal 2024 performance year is zero.
FY23 PSU Payout (100% Portion of Original Award)
With respect to the PSUs granted in fiscal 2023 (the “FY 23 PSUs”) the targets for these PSUs were originally subject to performance targets for the three-year period ending October 3, 2025. Similarly, in addition to the removal of the Relative
TSR modifier, the new performance measures for the FY23 PSUs were established by the Vestis Compensation Committee in November 2023 where such new metrics/targets are based entirely on Vestis performance results achieved for the two-
year performance period ended October 3, 2025, that generally align with Vestis’ strategic, long-range operating plan on a post-Separation basis. Any portion of the FY 23 PSUs that become earned and payable based entirely on the achievement of the new performance metrics/targets, will vest on the original vesting date of October 2, 2026, subject to each executive officers’ continued employment with the company.
Equity Award Adjustments upon Separation from Aramark
Pursuant to the terms of Aramark’s Third Amended and Restated 2013 Stock Incentive Plan effective January 29, 2020, and as a result of the Separation, all outstanding Aramark equity awards were adjusted to reflect the Separation. Aramark equity awards held by Vestis employees at the time of the Separation were converted to Vestis equity awards effective October 2,
2023, the first day of regular way trading for Vestis common stock. The outstanding Aramark equity awards were converted and adjusted into Vestis common stock in a manner intended to preserve the intrinsic value as measured immediately before

2025 Proxy Statement 41

and immediately after the Separation (and with respect to options, based on the aggregate spread value determined at the time of the Separation).
Risk Mitigation Policies
Clawback Policy
The Compensation Committee adopted an incentive compensation recoupment policy whereby the company can recover certain incentive compensation (annual incentive bonus and performance-based long-term incentives) in the event of an accounting restatement that resulted in an overpayment of erroneously awarded compensation, regardless of whether the executive’s actions contributed to such accounting restatement. The new Vestis incentive compensation recoupment policy was adopted in accordance with the New York Stock Exchange listing rules and applies to all executive officers and such other officers as designated by the Compensation Committee.
Prohibitions on Hedging and Restrictions on Pledging
Vestis maintains a Securities Trading Policy that restricts pledging and prohibits its directors, officers and employees from engaging in hedging, speculative or other transactions that hedge or offset any decrease in the market value of its stock
(including swaps, forwards, options, futures, collars, exchange funds and other derivative transactions or arrangements).
This policy applies to all executive officers and directors subject to certain limited exceptions.
Compensation Risk Disclosure
As part of its responsibility to set appropriate executive compensation, the Compensation Committee annually considers balance in the compensation program and its impact on Vestis’ risk management profile. Specifically, in fiscal year 2024, the
Compensation Committee considered whether the mix of performance-based pay, the performance metrics and the degree of difficulty of the performance goals was sufficient to encourage management to strive for strong performance without encouraging risk taking beyond established risk parameters. The Compensation Committee also considered the input of
Meridian, its independent compensation consultant, regarding the risk profile of the compensation program as well as various factors that would mitigate risks associated with Vestis’ executive compensation program. These factors include: an effective balance between the cash and equity mix and short- and long-term focus; the use of multiple performance metrics;
payout “caps” in each incentive plan; substantial stock ownership guidelines; a clawback policy; an anti-hedging policy; and
independent committee oversight of the compensation programs, including Compensation Committee discretion when determining payouts.
After discussing these matters, the Compensation Committee determined that, in relation to fiscal year 2024, Vestis’
executive compensation program was appropriately structured and did not motivate individuals or groups to take risks that are reasonably likely to have a material adverse effect on Vestis or its shareholders.
Stock Ownership Guidelines
To align the interest of each executive officer with those of the shareholders, Vestis has implemented stock ownership guidelines (“SOGs”) for the Vestis executive officers and Board members as set forth below.

Vestis Named Executive Officer & Directors	Stock Ownership Guideline (1)

CEO	6x Annual Base Salary

CEO Direct Reports	3x Annual Base Salary

Board Members	3x Annual Cash Retainer

_________________
(1)Prior to attainment, absolute value is determined annually based on the then-current salary and annual cash retainer, and using the prior fiscal year’s average of month-end Vestis common stock closing price.
For purposes of determining compliance with Vestis’ SOGs, shares included are limited to those that are (i) directly or indirectly beneficially owned (held indirectly, such as through family trusts or by immediate family members) or (ii) unvested restricted or deferred stock units. Not included in determining compliance with the guidelines are the option shares/value of any outstanding stock options and any unearned shares of performance stock units.
The guidelines require that the specified amount be attained by the fifth anniversary of the later of the Separation and the date the named executive officer became subject to their current ownership guideline. If a named executive officer has not attained the guideline amount by such date, one half of all shares delivered upon vesting of any subsequent awards held by

2025 Proxy Statement 42

such named executive officer (net of withholding for tax obligations) must be retained until the guideline amount has been attained.
Compensation & Human Resources Committee Report
The Compensation & Human Resources Committee has reviewed and discussed the Compensation Discussion & Analysis as required by Item 401(b) of Regulation S-K with management. Based on this review and discussion, the Compensation &
Human Resources Committee recommended to the Board that the Compensation Discussion & Analysis be included in the
Annual Report on Form 10-K and in this Proxy Statement relating to our 2025 Annual Meeting of Shareholders. Submitted
by the Compensation & Human Resources Committee to the Board:
Compensation & Human Resources Committee
Doug Pertz, Chair
Richard Burke
Tracy Jokinen
Ena Williams

2025 Proxy Statement 43

REVIEW OF RELATED PARTY TRANSACTIONS
The Board adopted a written Policy Regarding Transactions With Related Persons, which governs the review, approval and ratification of transactions between Vestis and related persons of Vestis. This policy applies to any transaction or series of transactions in which Vestis or a subsidiary is a participant, the amount involved exceeds $120,000 and a “Related
Person” (as defined in Item 404(a) of SEC Regulation S-K) has a direct or indirect material interest; provided, however, that our Board determined that certain transactions not required to be reported pursuant to Item 404(a) of SEC Regulation S-K are not considered to be transactions covered by the policy. Under the policy, a related person transaction must be reported to our General Counsel and be reviewed and approved or ratified by the Audit Committee in accordance with the terms of the policy, prior to the effectiveness or consummation of the transaction, whenever practicable. The Audit Committee reviews all relevant information available to it about the potential related person transaction. The Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on the Company or the Related Person in connection with the approval of the Related Person transaction.
On June 18, 2024, the Company, Keith Meister and Corvex Management LP entered into a letter agreement that provides for, among other terms, certain customary standstill restrictions during the period from the date of the agreement through the date Mr. Meister is no longer serving on the Board.

2025 Proxy Statement 44

2024 COMPENSATION TABLES
The following tables, narratives and footnotes discuss the compensation of our Chief Executive Officer, our Chief
Financial Officer and our next three most highly compensated executive officers serving at the end of fiscal year 2024, who are referred to as named executive officers (or NEOs).
SUMMARY COMPENSATION TABLE
The following tables, narratives and footnotes discuss the compensation of our Chief Executive Officer, our Chief
Financial Officer, our next three most highly compensated executive officers serving at the end of fiscal year 2024, and our former Chief Operating Officer, who are referred to as named executive officers (or NEOs):

Name and Principal Position	Fiscal Year	Salary (1)	Bonus	Stock Awards (2)	Option Awards (3)	Non-Equity Incentive Plan Comp. (4)	Change in Pension Value and Non- Qualified Deferred Comp. Earnings	All Other Comp. (5)	Total

Kim Scott President & Chief Executive Officer	2024	$925,000	--	$6,131,213	$3,362,509	--	--	$30,232	$10,448,954

	2023	$775,000	--	$1,225,058	$525,014	$627,792	--	$29,044	$3,181,908

Rick Dillon EVP & Chief Financial Officer	2024	$618,000	--	$1,388,153	$875,003	--	--	$82,949	$2,964,104

	2023	$613,846	--	$595,043	$255,016	$375,460	--	$269,170	$2,108,535

Timothy Donovan EVP, Chief Legal Officer and General Counsel	2024	$525,000	--	$756,841	$450,003	--	--	$37,721	$1,769,565

	2023	$519,231	--	$420,023	$180,010	$255,167	--	$30,709	$1,405,140

Angela Kervin EVP & Chief Human Resources Officer	2024	$450,000	--	$630,710	$375,001	--	--	$113,830	$1,569,541

	2023	$403,322	--	$350,126	$150,014	$184,363	--	$24,205	$1,112,030

Grant Shih EVP & Chief Technology Officer	2024	$388,462	--	$504,561	$300,006	--	--	$26,613	$1,219,642

	2023	$270,385	$100,000	--	--	$115,116	--	$12,631	$498,132

Chris Synek Former EVP & Chief Operating Officer	2024	$223,846	--	$1,576,738	$937,503	--	--	$608,895	$3,346,982

	2023	$23,077	--	--	--	--	--	$597	$23,674

__________________
(1)Salary reflects actual salary paid to each NEO during fiscal years ending September 29, 2023, and September 27, 2024.
(2)Includes the aggregate grant date fair value of restricted stock units and performance stock units granted in fiscal year 2024 and 2023 computed in accordance with ASC Topic 718. For additional information on the valuation assumptions, refer to “Note 12 – Share-Based
Compensation” to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ending
September 27, 2024.
(3)Includes the aggregate grant date fair value of stock options computed in accordance with ASC Topic 718. For additional information on the valuation assumptions, refer to “Note 12 – Share-Based Compensation” to our audited consolidated financial statements in our
Annual Report on Form 10-K for the fiscal year ending September 27, 2024.
(4)Represents fiscal year 2023 and 2024 payments made under the Management Incentive Bonus Plan.
(5)The following amounts are included in this column for fiscal year 2024:
(i)The aggregate incremental cost to the company for the following perquisites: Car Allowance ($13,200 for Ms. Scott, Mr.
Dillon, Mr. Donovan, Ms. Kervin, Mr. Shih and $5,077 for Mr. Synek), Premium Payments for Disability Insurance, Premium
Payments for an Excess Health Insurance Plan, Payments for an annual Executive Physical program, and Reimbursement for financial planning fees incurred up to $7,500 per year. Also includes $47,200 for relocation costs incurred by the company for Mr. Dillon ($31,838 for relocation cost and $15,362 for related tax-gross ups) and $87,774 for relocation and temporary living costs incurred by the company for Ms. Kervin in connection with their relocation to the Atlanta area provided in accordance with the company’s executive relocation program.
(ii)Premium Payments for a Term life Insurance Benefit provided to each executive as follows: $1,242 for Ms. Scott and
Mr. Dillon, $6,858 for Mr. Donovan, $973 for Ms. Kervin, $607 for Mr. Shih and $893 for Mr. Synek.
(iii)Amounts that constitute the company matching contribution to the Company’s 401(k) Plan for fiscal year 2024 in the amount of $9,900 for each of Ms. Scott, Mr. Dillon, Mr. Donovan, Ms. Kervin, and $8,585 for Mr. Shih.

2025 Proxy Statement 45

(iv)One-time cash severance payment in the amount of $600,000 to Mr. Synek in connection with the separation and general release agreement entered into between the company and Mr. Synek effective February 5, 2024.

2025 Proxy Statement 46

GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2024
The following table sets forth certain information regarding all grants of plan-based awards (equity and non-equity)
granted to our NEOs during fiscal year 2024.

Name	Award Type (1)	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards (2) ($)			Estimated Future Payouts under Equity Incentive Plan Awards (#)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards (3) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Scott	MIB Plan		$578,125	$1,156,250	$2,312,500
	NQSOs (4)	10/2/2023								320,000	$20.41	$2,000,000
	PSUs (5)	10/2/2023				58,789	117,578	235,156				$2,028,221
	NQSOs (4)	10/2/2023								65,050	$17.01	$462,506
	PSUs (5)	10/2/2023				27,190	54,380	108,760				$925,004
	RSUs (6)	10/2/2023							27,190			$462,502
	NQSOs (4)	12/6/2023								132,940	$18.63	$900,004
	PSUs (5)	12/6/2023				48,310	96,619	193,238				$1,815,471
	RSUs (6)	12/6/2023							48,310			$900,015
Dillon	MIB Plan		$231,750	$463,500	$927,000
	NQSOs (4)	10/2/2023								100,000	$20.41	$625,000
	PSUs (5)	10/2/2023				18,372	36,744	73,488				$633,834
	NQSOs (4)	12/6/2023								36,928	$18.63	$250,003
	PSUs (5)	12/6/2023				13,420	26,839	53,678				$504,305
	RSUs (6)	12/6/2023							13,420			$250,015
Donovan	MIB Plan		$157,500	$315,000	$630,000
	NQSOs (4)	10/2/2023								48,000	$20.41	$300,000
	PSUs (5)	10/2/2023				8,819	17,637	35,274				$304,238
	NQSOs (4)	12/6/2023								22,157	$18.63	$150,003
	PSUs (5)	12/6/2023				8,052	16,104	32,208				$302,594
	RSUs (6)	12/6/2023							8,052			$150,009
Kervin	MIB Plan		$135,000	$270,000	$540,000
	NQSOs (4)	10/2/2023								40,000	$20.41	$250,000
	PSUs (5)	10/2/2023				7,349	14,698	29,396				$253,541
	NQSOs (4)	12/6/2023								18,464	$18.63	$125,001
	PSUs (5)	12/6/2023				6,710	13,420	26,840				$252,162
	RSUs (6)	12/6/2023							6,710			$125,007
Shih	MIB Plan		$97,115	$194,231	$388,462
	NQSOs (4)	10/2/2023								32,000	$20.41	$200,000
	PSUs (5)	10/2/2023				5,879	11,758	23,516				$202,826
	NQSOs (4)	12/6/2023								14,772	$18.63	$100,006
	PSUs (5)	12/6/2023				5,368	10,736	21,472				$201,729
	RSUs (6)	12/6/2023							5,368			$100,006
Synek	MIB Plan		$83,942	$167,885	$335,769
	NQSOs (4)	10/2/2023								100,000	$20.41	$625,000
	PSUs (5)	10/2/2023				18,372	36,744	73,488				$633,834
	NQSOs (4)	12/6/2023								46,160	$18.63	$312,503
	PSUs (5)	12/6/2023				16,775	33,549	67,098				$630,386
	RSUs (6)	12/6/2023							16,775			$312,518

2025 Proxy Statement 47

__________________
(1)MIB = Management Incentive Bonus (Annual Bonus Plan); NQSOs = Non-Qualified Stock Options; PSUs = Performance Stock Units;
RSUs = Restricted Stock Units.
(2)The amounts represent the Threshold, Target, and Maximum payouts under the MIB Plan based on the applicable target incentive and annual base salary in effect for the fiscal year 2024 performance period.
(3)This column shows the full grant date fair value of non-qualified stock options, performance stock units and restricted stock units granted to our NEOs in fiscal year 2024 under ASC Topic 718. The grant date fair value for performance stock units granted in fiscal year 2024 assumes achievement of the target amount. For additional information on the valuation assumptions, refer to “Note 12 –
Share-Based Compensation” to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ending September 27, 2024. These amounts do not correspond to the actual value that will be received by our NEOs.
(4)The NQSOs were granted under the Vestis 2023 LTI Plan, which will vest equally over three years (1/3rd per year) on each anniversary of the grant date, and have a ten-year term, subject to grantee’s continued employment with the company (subject to the terms of the applicable employment agreement).
(5)The PSUs were granted under the Vestis 2023 LTI Plan and will cliff vest on October 2, 2026 (representing a three-year vesting period), based on actual results achieved against the performance metrics and weightings established for the three-year performance period ending for fiscal year 2026, subject to the grantee’s continued employment with the company (subject to the terms of the applicable employment agreement).
(6)The RSUs were granted under the Vestis 2023 LTI Plan, which will vest equally over three years (1/3rd per year) on each anniversary of the grant date, subject to the grantee’s continued employment with the company (subject to the terms of the applicable employment agreement).

2025 Proxy Statement 48

OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR-END
The following table sets forth certain information regarding outstanding equity awards held by our NEOs at 2024 fiscal year-end.

Name	Award Type	Grant Date	Option Awards				Stock Awards
			Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Exercisable	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

Scott	NQSOs	11/18/2021	26,882	26,883	$18.09	11/18/2031
	NQSOs	11/17/2022	15,744	47,240	$19.76	11/17/2032
	NQSOs	10/2/2023		320,000	$20.41	10/2/2033
	NQSOs	10/2/2023		65,050	$17.01	10/2/2033
	NQSOs	12/6/2023		132,940	$18.63	12/6/2033
	PSUs	11/18/2021							12,833	$193,904.00
	PSUs	11/18/2021							8,924	$134,842.00
	PSUs	11/18/2021							23,932	$361,616.00
	PSUs	11/18/2021							6,585	$99,492.00
	PSUs	11/17/2022							45,105	$681,540.00
	PSUs	10/2/2023							118,361	$1,788,428.00
	PSUs	10/2/2023							54,742	$827,151.00
	PSUs	12/6/2023							97,262	$1,469,630.00
	RSUs	11/18/2021					6,651	$100,496
	RSUs	11/17/2022					13,532	$204,476
	RSUs	10/2/2023					27,371	$413,575
	RSUs	12/6/2023					48,632	$734,822
Dillon	NQSOs	6/1/2022	13,054	6,531	$16.69	6/1/2032
	NQSOs	11/17/2022	7,647	22,946	$19.76	11/17/2032
	NQSOs	10/2/2023		100,000	$20.41	10/2/2033
	NQSOs	12/6/2023		36,928	$18.63	12/6/2033
	PSUs	6/1/2022							6,188	$93,499.00
	PSUs	6/1/2022							2,308	$34,878.00
	PSUs	11/17/2022							13,147	$198,650.00
	PSUs	10/2/2023							36,989	$558,897.00
	PSUs	12/6/2023					27,018	$408,236
	RSUs	6/1/2022					3,468	$52,406
	RSUs	11/17/2022					13,146	$198,635
	RSUs	12/6/2023					13,509	$204,126
Donovan	NQSOs	2/10/2022	17,674	8,839	$18.25	2/10/2032
	NQSOs	11/17/2022	5,397	16,198	$19.76	11/17/2032
	NQSOs	10/2/2023		48,000	$20.41	10/2/2033
	NQSOs	12/6/2023		22,157	$18.63	12/6/2033
	PSUs	2/10/2022							3,020	$45,632.00
	PSUs	2/10/2022							8,099	$122,369.00
	PSUs	11/17/2022							9,280	$140,226.00
	PSUs	10/2/2023							17,754	$268,269.00
	PSUs	12/6/2023							16,211	$244,951.00
	RSUs	2/10/2022					4,508	$68,109
	RSUs	11/17/2022					9,279	$140,211
	RSUs	12/6/2023					8,106	$122,475

2025 Proxy Statement 49

Name	Award Type	Grant Date	Option Awards				Stock Awards
			Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Exercisable	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

Kervin	NQSOs	11/18/2021	4,634	2,318	$18.09	11/18/2031
	NQSOs	11/17/2022	1,213	3,646	$19.76	11/17/2032
	NQSOs	3/1/2023	3,545	10,638	$18.21	3/1/2033
	NQSOs	10/2/2023		40,000	$20.41	10/2/2033
	NQSOs	12/6/2023		18,464	$18.63	12/6/2033
	PSUs	11/18/2021							1,375	$20,778.00
	PSUs	11/18/2021							513	$7,757.00
	PSUs	11/17/2022							1,394	$21,067.00
	PSUs	3/1/2023							6,093	$92,070.00
	PSUs	10/2/2023							14,796	$223,565.00
	PSUs	12/6/2023							13,509	$204,126.00
	RSUs	11/18/2021					1,434	$21,675
	RSUs	7/15/2022					6,786	$102,532
	RSUs	11/17/2022					2,610	$39,441
	RSUs	3/1/2023					6,094	$92,077
	RSUs	12/6/2023					6,755	$102,063
Shih	NQSOs	10/2/2023		32,000	$20.41	10/2/2033
	NQSOs	12/6/2023		14,772	$18.63	12/6/2033
	PSUs	10/2/2023							11,836	$178,846.00
	PSUs	12/6/2023							10,807	$163,301.00
	RSUs	12/6/2023					5,404	$81,650
__________________
(1)Market or Payout Values are reported based on the company’s closing stock price of $15.11 per share on September 27, 2024.
(2)NQSOs granted during fiscal year 2024 are time vesting, which vest equally over three years (1/3rd per year) on each anniversary of the grant date. NQSOs granted in fiscal 2023 are time vesting which vest 25% at the end of each of the first four years from the date of grant. NQSOs granted in fiscal 2022 are also time vesting and which vest 33% at the end of each of the first three years. Vesting in each case is subject to the NEO’s continued employment with the company, with certain exceptions (disability, retirement or death and subject to the terms of the applicable employment agreement). See “Potential Post-Employment Benefits.” All NQSOs will expire ten years after the grant date.
(3)RSUs granted during fiscal year 2024 are time vesting, which vest equally over three years (1/3rd per year) on each anniversary of the grant date. RSUs granted in fiscal year 2023 are time vesting and which vest 25% at the end of each of the first four years from the date of grant. RSUs granted in fiscal 2022 are also time vesting and which vests 33% at the end of each of the first three years.
Vesting in each case is subject to the NEO’s continued employment with the company, with certain exceptions (disability, retirement or death and subject to the terms of the applicable employment agreement). See “Potential Post-Employment Benefits.” The number of
RSUs listed includes dividend equivalents accrued with respect to such award.
(4)PSUs granted during fiscal year 2024 are cliff vesting which vest at the end of the three-year performance period based on performance results achieved. PSUs granted in fiscal year 2023 were modified as a result of the Separation and are subject to performance metrics and weightings established for a new two-year performance period consisting of fiscal year 2024 and fiscal year
2025. Performance Stock Units granted in fiscal year 2022 were modified as a result of the Separation where a portion (67%) of the
PSUs were deemed to be earned and the remaining portion (33%) of the PSUs are subject to performance metrics and weightings established for a new one-year performance period consisting of fiscal year 2024. PSU awards vest between 50% and 200% of target amount based on actual performance achieved during the performance period, assuming the threshold performance requirement is met. PSUs are not eligible to vest prior to the end of the performance period, and vest provided that the NEO is still employed on such vesting dates with certain exceptions (disability, retirement or death and subject to the terms of the applicable employment agreement).
See “Potential Post-Employment Benefits.” PSUs accrue dividend equivalent units that are delivered only upon vesting of the underlying shares and such dividend equivalent units are included in the table.
(5)If a participant’s service with the Company or any of its subsidiaries terminates due to retirement (as defined in each grant agreement as age 60 and five years of service), the next installment of NQSOs and RSUs that are scheduled to vest on the next vesting date following such termination will immediately vest. With regards to PSUs, a participant is eligible to vest in a portion of the award proportionate to the timing of the retirement and performance period (subject to achievement of the performance targets). In addition, if a participant’s service with the Company or any of its subsidiaries terminates due to retirement with notice (as defined in each grant agreement), the outstanding unvested equity awards will remain outstanding and eligible to vest on their original terms (with vesting of performance based equity incentives to remain subject to the achievement of the relevant performance conditions), without regard to a

2025 Proxy Statement 50

requirement that the executive remain in service with the Company. Additionally, in such event of retirement with notice, any vested
NQSOs would remain exercisable for up to three years following the later of such retirement with notice or applicable vesting date. For information on the value of equity awards which would have vested upon retirement as of the end of fiscal 2024, see the table of estimated payments presented in “Potential Post-Employment Benefits.”

2025 Proxy Statement 51

OPTION EXERCISES AND STOCK VESTED FOR FISCAL 2024
The following table sets forth information regarding the number of shares acquired, and the value realized as a result of option exercises by NEOs and the value of any stock awards that vested for an NEO during fiscal year 2024.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)	Number of Shares Acquired on Vesting (2)(3)	Value Realized on Vesting

Kim Scott	--	--	51,264	$820,975

Rick Dillon	--	--	7,811	$114,379

Timothy Donovan	--	--	7,559	$135,821

Angela Kervin	--	--	22,905	$306,791

Grant Shih	--	--	--	--

Chris Synek	--	--	--	--

__________________
(1)Value realized upon Exercise and Vesting of any stock options during the fiscal year is calculated based upon the closing price of the company’s common stock on the NYSE on the exercise date.
(2)This column includes restricted stock units that vested during the fiscal year. For restricted stock units the number of shares acquired on vesting includes dividend equivalents.
(3)For each NEO, shares distributed upon vesting of restricted stock units were net of amounts withheld related to provide for required tax withholding.
PENSION BENEFITS FOR FISCAL 2024
None of our named executive officers participated in a company provided defined benefit pension plan during fiscal
2024.
NON-QUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR 2024
Our named executive officers are eligible to participate in Vestis’ Deferred Compensation Plan (the “Deferred
Compensation Plan”) during fiscal 2024. The Deferred Compensation Plan, a non-qualified plan, was adopted by the
Compensation Committee on November 28, 2023, and which became effective January 1, 2024, for deferrals of remuneration and compensation otherwise payable for periods after (or equity-based awards granted after) December 31,
2023.
Participation in and aggregate account balances for the Deferred Compensation Plan for fiscal 2024 is set forth below.

Name	Executive Contributions in FY24 (1) ($)	Registrant Contributions in FY24 ($)	Aggregate Earnings in FY24 (2) ($)	Aggregate Withdrawals/ Distributions in FY24 ($)	Aggregate Balance at Last FYE ($)

Kim Scott	--	--	--	--	--

Rick Dillon	$22,581	--	$510	--	$23,091

Timothy Donovan	--	--	--	--	--

Angela Kervin	--	--	--	--	--

Grant Shih	--	--	--	--	--

Chris Synek	--	--	--	--	--

2025 Proxy Statement 52

__________________
(1)Amounts reported in this column were deferred under the Vestis Deferred Compensation Plan during fiscal 2024; such amounts are included in the named executive officer’s salary amount in the “Summary Compensation Table” above.
(2)Amounts reported in this column are not considered to be at “above-market” rates under the applicable SEC rules and were therefore not included in the “Summary Compensation Table” above.
NARRATIVE TO 2024 COMPENSATION TABLES
Deferred Compensation Plan. On November 28, 2023, the Vestis Compensation Committee adopted the Vestis’
Deferred Compensation Plan (the “Deferred Compensation Plan”). Under the Deferred Compensation Plan, non-employee directors are able to elect to defer all or a portion of their annual retainer, chair fees and annual equity compensation payable to the director pursuant to restricted stock unit awards or similar awards under the Company’s 2023 Long-Term
Incentive Plan (“LTIP”). Similarly, eligible executives (including the Company’s executive officers) may elect to defer all or a portion of their base salaries, annual incentives and equity compensation attributable to performance stock units and restricted stock units award(s) or similar awards under the LTIP. Such deferral elections must be made in advance in accordance with rules and procedures determined under the Deferred Compensation Plan and will include an election as to the time and form of payment of deferred amounts.
All amounts deferred under the Deferred Compensation Plan will be credited to either an “equity account,” which is denominated in shares of Company common stock, or a “deferral account,” which is denominated in US dollars. Under the
Plan, deferrals of remuneration and compensation payable in cash are credited to deferral accounts and deferrals of equity-
based awards are credited to equity accounts. Equity accounts are also credited with additional stock units (“dividend equivalent units”) in the event that dividends are paid with respect to shares of the Company’s common stock. Transfers between deferral accounts and equity accounts are not permitted.
Amounts credited to equity accounts (including dividend equivalent units related to deferred equity awards) are subject to the same vesting conditions as would have applied had the stock-based award not been deferred. Deferral accounts under the Deferred Compensation Plan are credited with earnings at a rate equal to Moody’s Corporate Baa Bond
Index rate as of the month of October for the year preceding the year to which the rate applies or based on such other hypothetical investments determined by the administrator from time to time. Amounts payable from a participant’s deferral account will be settled in cash. Amounts credited to equity accounts are settled in shares of the Company’s common stock from the shares reserved under the LTIP.
The right of each participant to receive payments or distributions under the Plan is that of a general, unsecured creditor of the Company. The Deferred Compensation Plan is effective as of January 1, 2024, and applies to deferrals of remuneration and compensation otherwise payable for periods after (or equity-based awards granted after) December 31,
2023.
2023 Long-Term Incentive Plan. The material terms of the Vestis Corporation 2023 Long-Term Incentive Plan (the
“Plan”) are summarized below.
The purpose of the Plan is to provide a means through which Vestis and its affiliates may attract and retain key personnel and to provide a means whereby Vestis’ directors, officers, employees, consultants and advisors can acquire and maintain an equity interest in Vestis, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Vestis’ common stock, thereby strengthening their commitment to Vestis’ welfare and aligning their interests with those of Vestis’ stockholders. Employees and directors of Vestis or any of its affiliates as well as certain consultants or advisors to Vestis or any of its affiliates are eligible to participate in the Plan (collectively, “Eligible Persons”).
The Plan is administered by the Compensation and Human Resources Committee.
The types of awards that may be granted under the Plan are incentive stock options (“ISOs”), nonqualified stock options (“NQSOs,” which, together with ISOs, are referred to collectively as “Options”), stock appreciation rights (“SARs”)
and full value awards (including restricted stock, restricted stock units or “RSUs,” performance shares and performance units or “PSUs”) (“Full Value Awards”).
The Plan provides that the total number of shares of Vestis common stock that may be issued under the Plan is the sum of (a) the number of shares of Vestis common stock subject to awards that have been converted from Aramark awards, including, in the case of performance-based awards, the number of shares that may be delivered if the maximum performance metrics are satisfied, and (b) 15.0 million shares, in each case, subject to adjustment pursuant to the terms of the Plan.
The Plan provides that the sum of any cash compensation or other compensation and the value of any awards granted to an outside director as compensation for services as a director during the period beginning on the date of one regular annual meeting of Vestis’ shareholders until the date of the next regular annual meeting of Vestis’ stockholders may

2025 Proxy Statement 53

not exceed $1.0 million. The Vestis Committee may make exceptions to this limit for individual directors in exceptional circumstances.
The exercise price for any outstanding Option or the strike price of a SAR may not be decreased after the date of grant.
In the event of a corporate transaction involving Vestis (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Compensation and Human Resources Committee shall adjust the terms of the Plan and awards to preserve the benefits or potential benefits of the Plan or the awards as determined in its sole discretion.
Unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any applicable governmental agencies or national securities exchange, or unless otherwise provided by the Vestis Compensation and
Human Resources Committee in the award agreement, in a participant’s employment agreement or other individual service agreement with Vestis or an affiliate in an individual severance or other similar agreement between Vestis (or an affiliate)
and a participant, the following rules will apply to awards under the Plan in the event of a Change of Control (as defined in the Plan):
(a)Upon a Change of Control, (i) any performance conditions applicable to Full Value Awards outstanding under the Plan as of the date of the Change of Control will be deemed to have been achieved at the target level of performance for the performance period in effect on the date of the Change of Control and such awards shall thereafter not be subject to any performance conditions, unless the awards will be continued after the Change of Control and the Vestis
Committee reasonably determines that, from and after the Change of Control, performance applicable to Full Value Awards can be determined with respect to the performance period in effect on the date of the Change of Control on substantially the same basis as applied immediately prior to the Change of Control.
(b)If, upon a Change of Control, then-outstanding awards under the Plan are continued under the Plan or are assumed by a successor to Vestis and/or awards in other shares or securities are substituted for then-outstanding awards under the Plan (which continued, assumed and/or substituted awards are referred to collectively herein as “Replacement
Awards”), then: (i) each participant’s Replacement Awards will continue in accordance with their terms; and (ii) with respect to any participant whose termination date has not occurred as of the Change of Control, if the participant’s termination date occurs by reason of a covered terminated within two years following the Change of Control, then (1) all of the participant’s outstanding Replacement Awards that are Full Value Awards will be fully vested upon his or her termination date and generally will be settled or paid within 30 days after the termination date, and (2) in the case of any Replacement Awards that are Options or SARs, the Replacement Award will be fully vested and exercisable as of the termination date and the exercise period will extend for 24 months following the termination date or, if earlier, the expiration date of the Option or
SAR.
(c)If, upon a Change of Control, awards are not continued or replaced, all then-outstanding awards will become fully vested upon the Change of Control and will be canceled in exchange for a cash payment or other consideration generally provided to stockholders in the Change of Control equal to the then-current value of the award, determined as though the award was fully vested and exercisable (as applicable) and any restrictions applicable to such award had lapsed immediately prior to the Change of Control; provided, however, that in the case of an Option or SAR, the amount of such payment may be equal to the excess of the aggregate per share consideration to be paid with respect to the cancellation of the Option or SAR over the aggregate exercise price of the Option or SAR (but not less than zero). For the avoidance of doubt, in the case of any Option or SAR with an exercise price that is greater than the per share consideration to be paid with respect to the cancellation of the Option or SAR, the consideration to be paid with respect to cancellation of the Option or SAR may be zero.
Any awards under the Plan and any shares of Vestis common stock or cash issued pursuant to the Plan shall be subject to Vestis’ compensation recovery, clawback and recoupment policies as in effect from time to time.

2025 Proxy Statement 54

EMPLOYMENT AGREEMENTS AND POTENTIAL POST-EMPLOYMENT BENEFITS
Our named executive officers may be eligible to receive certain benefits in the event their employment is terminated; (1)
upon their retirement, disability or death, (2) by the company without cause (or by the executive in certain cases of “good reason”) or (3) in certain circumstances following a change of control. The amount of benefits will vary based on the reason for the termination and the provisions of each executive officers’ offer letter and employment agreement as outlined below.
The following sections present a discussion and calculation of the estimated benefits each named executive officer would receive upon these various termination events determined as of September 27, 2024. Although the calculations are intended to provide reasonable estimates of the potential benefits, they are based on numerous assumptions discussed in the footnotes to the table and may not represent the actual amount an executive would receive if a termination event were to occur.
Offer Letters
Prior to the Separation, Aramark entered into offer letters with each of our named executive officers with respect to their positions with the company. These offer letters were assumed by Vestis at the time of the Separation and only the offer letter applicable to Mr. Donovan remains in effect.
Timothy Donovan Offer Letter
Mr. Donovan is party to an offer letter, dated November 11, 2021 (as revised on December 30, 2021), with an effective date of January 18, 2022, with respect to his employment as Senior Vice President, General Counsel (the “Donovan Offer
Letter”). The Donovan Offer Letter provides for an annual base salary of $500,000 and a target bonus of 60% of annual base salary (prorated for the fiscal year 2022 based on the effective date of Mr. Donovan’s employment).
The Donovan Offer Letter a one-time LTI equity award with a grant value of $600,000 in connection with Mr. Donovan’s hiring by the company and annual LTI equity awards with a grant value of $600,000.
The Donovan Offer Letter also contemplates that Mr. Donovan’s new hire and subsequent equity awards (except for the one-time LTI equity award granted on October 2, 2023, in connection with the Separation) will contain retirement features that will provide that, if he retires with six months’ (subsequently modified to two weeks’) notice on a date that is at least one year after the Separation or at least three years after the effective date of his employment (whichever is sooner)(known as
“Retirement with Notice”), he will be entitled to continued vesting under the normal schedule for his equity awards (except for the one-time LTI equity award granted on October 2, 2023, in connection with the Separation) and the right to exercise his vested stock options for one year following the applicable vesting date. In addition, pursuant to the Donovan Offer Letter, Mr.
Donovan’s new hire and subsequent LTI equity awards (except for the one-time LTI equity award granted on October 2,
2023, in connection with the Separation) will contain similar continued vesting and exercise terms as would apply upon retirement, if Mr. Donovan’s employment is terminated due to certain qualifying events including by us other than for “cause,”
or by him for “good reason.”
The Donovan Offer Letter also provide for a car allowance of $1,100 per month, reimbursement of $7,500 for financial planning services, matching charitable contributions of up to $10,000 per fiscal year, four weeks of vacation.
In addition, the Donovan Offer Letter provides that Mr. Donovan will be entitled to enter into an employment agreement, the material terms of which are described below under the heading “Employment Agreements – Tim Donovan Employment
Agreement.”
Employment Agreements
The Compensation Committee reviewed the various terms of the existing Offer Letters and Employment Agreements in connection with the Separation and approved a new Employment Agreement that was offered to each of our executive officers during fiscal 2024 (with certain distinct terms applicable to the Chief Executive Officer and Chief Financial Officer)
that provide terms and conditions of employment that seek to protect both the company and executive consistent with prevailing market practices for executive officers.
The new Employment Agreements were entered into with each of our executive officers effective April 2, 2024 (other than Mr. Donovan, who retained his Offer Letter and Employment Agreement entered into with Aramark), and supersede and replace in all material respects the Offer Letter and Employment Agreements previously entered into with Aramark before the Separation.

2025 Proxy Statement 55

Kim Scott Employment Agreement
Under the terms of the new Employment Agreement, dated April 2, 2024, Ms. Scott is entitled to following:
•Ms. Scott will serve as the Company’s President and Chief Executive Officer,
•Ms. Scott’s initial annual base salary under the Employment Agreement will be $925,000 and her target annual MIB bonus opportunity will be 125% of her base salary and
•Ms. Scott will also be entitled to receive an annual LTI equity or equity-based award under the LTI plan with a target grant value of $3,600,000, subject to approval by the Compensation Committee
The actual annual MIB bonuses payable to Ms. Scott for any year shall be determined and paid based on the terms of the company’s MIB plan, including based on satisfaction of applicable performance targets and goals as apply thereunder for the applicable year.
Ms. Scott is also eligible for a monthly car allowance in the amount of $1,100, reimbursement for financial planning services and participation in the company’s matching gifts program and is eligible to participate in standard employee benefits and the company’s Executive Benefits and Perquisites Program described above.
Under Ms. Scott’s Employment Agreement, upon a termination due to death or disability (as defined in the Employment
Agreement), Ms. Scott is entitled to any accrued amounts and a pro-rated portion of the annual MIB bonus that Ms. Scott would have received for the year of termination had the termination date not occurred, taking into account satisfaction of any applicable performance conditions (the “Pro-Rated Annual Bonus”) and, pro-rata vesting of outstanding LTI equity as described below.
Under Ms. Scott’s Employment Agreements, upon a termination by the company for any reason other than “Cause” or by Ms. Scott for “Good Reason” (as such terms are defined in Ms. Scott’s Employment Agreement), other than under circumstances constituting a “Qualifying Termination” (as described below), and subject to execution of a release, Ms. Scott would be entitled to:
•Base salary plus target bonus for 24 months, payable in regular installments over 24 months,
•A lump sum payment equal to Ms. Scott’s Pro-Rated Annual Bonus, payable at the same time that annual MIB bonuses are otherwise paid to executives who have not terminated employment,
•A payment equal to the cost of COBRA premiums for medical, dental and vision for 24 months, payable in regular installments over 24 months,
•Continued car allowance for 24 months and
•Outplacement services for up to 24 months following termination.
Ms. Scott would also be entitled to pro-rated vesting of outstanding equity or equity-based awards that would otherwise have vested in the vesting period in which the termination date occurs, determined as if the award vested on a daily basis and determined based on the number of days in the vesting period prior to the termination date (plus an additional 365 or
366 days) over the total number of days in the vesting period (but no more than the total number of shares that would have otherwise vested during the applicable vesting period). The pro-rata portion of any performance-based equity awards would remain subject to satisfaction of applicable performance targets.
Under Ms. Scott’s Employment Agreement, upon a “Qualifying Termination,” meaning (a) a termination within two years after a Change of Control by the company or its successor without Cause or by Ms. Scott for Good Reason or (b) within six months prior to the Change of Control at the request of a third party involved in a Change of Control or otherwise in connection with or in anticipation of a Change of Control (which termination is referred to as an “Anticipatory Change of
Control Termination”), and, in any case, subject to the execution of a release, Ms. Scott would be entitled to:
•Base salary plus target bonus for 30 months, generally payable in a lump sum,
•A lump sum payment equal to the Ms. Scott’s pro-rata target annual MIB bonus for the year in which the termination occurs,
•A lump sum payment equal to the cost of COBRA premiums for medical, dental and vision for 30 months,
•A lump sum payment equal to Ms. Scott’s car allowance for 30 months and
•Outplacement services for up to 30 months following termination.

2025 Proxy Statement 56

In the event of a Qualifying Termination, Ms. Scott’s LTI equity awards will be treated in accordance with the terms of the applicable plans and agreements. In the event of an Anticipatory Change in Control Termination, however, Ms. Scott’s equity and equity-based awards will remain outstanding until the earliest of the date that is six months after the termination, the date a Change of Control occurs or the expiration date of the award. Ms. Scott is not entitled to duplicate benefits for both a termination prior to a Change of Control and a Qualifying Termination.
Finally, the Employment Agreements requires that Ms. Scott enter into a restrictive covenant agreement that provides for perpetual non-disclosure and non-disparagement covenants, and post-employment noncompetition, non-solicitation and non-hire covenants for 24 months after termination.
Rick Dillon Employment Agreement
Under the terms of the new Employment Agreement, dated April 2, 2024, Mr. Dillon is entitled to following:
•Mr. Dillon will serve as the Company’s Executive Vice President and Chief Financial Officer,
•Mr. Dillon’s initial annual base salary under the Employment Agreement will be $618,000 and his target annual MIB bonus opportunity will be 75% of his base salary and
•Mr. Dillon will also be entitled to receive an annual LTI equity or equity-based award under the LTI plan with a target grant value of $1,000,000, subject to approval by the Compensation Committee
The actual annual MIB bonuses payable to Mr. Dillon for any year shall be determined and paid based on the terms of the company’s MIB plan, including based on satisfaction of applicable performance targets and goals as apply thereunder for the applicable year.
Mr. Dillon is also eligible for a monthly car allowance in the amount of $1,100, reimbursement for financial planning services and participation in the company’s matching gifts program and is eligible to participate in standard employee benefits and the company’s Executive Benefits and Perquisites Program described above.
Under Mr. Dillon’s Employment Agreement, upon a termination due to death or disability (as defined in the Employment
Agreement), Mr. Dillon is entitled to any accrued amounts and a pro-rated portion of the annual MIB bonus that Mr. Dillon would have received for the year of termination had the termination date not occurred, taking into account satisfaction of any applicable performance conditions (the “Pro-Rated Annual Bonus”) and, pro-rata vesting of outstanding LTI equity as described below.
Under Mr. Dillon’s Employment Agreements, upon a termination by the company for any reason other than “Cause” or by Mr. Dillon for “Good Reason” (as such terms are defined in Mr. Dillon’s Employment Agreement), other than under circumstances constituting a “Qualifying Termination” (as described below), and subject to execution of a release, Mr. Dillon would be entitled to:
•Base salary plus target bonus for 12 months, payable in regular installments over 12 months,
•A lump sum payment equal to Mr. Dillon’s Pro-Rated Annual Bonus, payable at the same time that annual MIB bonuses are otherwise paid to executives who have not terminated employment,
•A payment equal to the cost of COBRA premiums for medical, dental and vision for 12 months, payable in regular installments over 12 months,
•Continued car allowance for 12 months and
•Outplacement services for up to 12 months following termination.
Mr. Dillon would also be entitled to pro-rated vesting of outstanding equity or equity-based awards that would otherwise have vested in the vesting period in which the termination date occurs, determined as if the award vested on a daily basis and determined based on the number of days in the vesting period prior to the termination date over the total number of days in the vesting period (but no more than the total number of shares that would have otherwise vested during the applicable vesting period). The pro-rata portion of any performance-based equity awards would remain subject to satisfaction of applicable performance targets.
Under Mr. Dillon’s Employment Agreement, upon a “Qualifying Termination,” meaning (a) a termination within two years after a Change of Control by the company or its successor without Cause or by Mr. Dillon for Good Reason or (b) within six months prior to the Change of Control at the request of a third party involved in a Change of Control or otherwise in connection with or in anticipation of a Change of Control (which termination is referred to as an “Anticipatory Change of
Control Termination”), and, in any case, subject to the execution of a release, Mr. Dillon would be entitled to:
•Base salary plus target bonus for 18 months, generally payable in a lump sum,
•A lump sum payment equal to the Mr. Dillon’s pro-rata target annual MIB bonus for the year in which the termination occurs,
•A lump sum payment equal to the cost of COBRA premiums for medical, dental and vision for 18 months,

2025 Proxy Statement 57

•A lump sum payment equal to Mr. Dillon’s car allowance for 18 months and
•Outplacement services for up to 18 months following termination.
In the event of a Qualifying Termination, Mr. Dillon’s LTI equity awards will be treated in accordance with the terms of the applicable plans and agreements. In the event of an Anticipatory Change in Control Termination, however, Mr. Dillon’s equity and equity-based awards will remain outstanding until the earliest of the date that is six months after the termination, the date a Change of Control occurs or the expiration date of the award. Mr. Dillon is not entitled to duplicate benefits for both a termination prior to a Change of Control and a Qualifying Termination.
Finally, the Employment Agreements requires that Mr. Dillon enter into a restrictive covenant agreement that provides for perpetual non-disclosure and non-disparagement covenants, and post-employment noncompetition, non-solicitation and non-hire covenants for 12 months after termination.
Timothy Donovan Employment Agreement
Under Mr. Donovan’s employment agreement, dated December 31, 2021, if after the distribution Mr. Donovan’s employment is terminated (i) by us for any reason other than “cause,” or (ii) by Mr. Donovan for “good reason,” then, subject to the execution and non-revocation of a release of claims, Mr. Donovan will receive:
•Severance payments equal to his monthly base salary for 12 months made in the course of our normal payroll cycle,
•Pro rata annual bonus provided for the year of termination at the time that regular MIB payments are paid based on actual performance outcomes,
•Target annual bonus payable in substantially equal installments in accordance with the normal payroll cycle over the severance pay period,
•Participation in the company’s basic medical and life insurance programs during the period over which he receives severance payments, with his share of premiums deducted from the severance payments and
•Continuation of his monthly car allowance payments if provided at the time of termination, during the severance period.
In addition, any outstanding LTI equity awards will be treated as specified in the applicable plans and agreements, which would include the right to continued vesting of his LTI awards and option exercise terms (other than the one-time LTI equity award granted on October 2, 2023, in connection with the Separation) as set forth in the Donovan Offer Letter.
Angela Kervin Employment Agreement
Under the terms of the new Employment Agreement, dated April 2, 2024, Ms. Kervin is entitled to following:
•Ms. Kervin will serve as the Company’s Executive Vice President and Chief Human Resources Officer,
•Ms. Kervin’s initial annual base salary under the Employment Agreement will be $450,000 and her target annual
MIB bonus opportunity will be 60% of his base salary and
•Ms. Kervin will also be entitled to receive an annual LTI equity or equity-based award under the LTI plan with a target grant value of $500,000, subject to approval by the Compensation Committee
The actual annual MIB bonuses payable to Ms. Kervin for any year shall be determined and paid based on the terms of the company’s MIB plan, including based on satisfaction of applicable performance targets and goals as apply thereunder for the applicable year.
Ms. Kervin is also eligible for a monthly car allowance in the amount of $1,100, reimbursement for financial planning services and participation in the company’s matching gifts program and is eligible to participate in standard employee benefits and the company’s Executive Benefits and Perquisites Program described above.
Under Ms. Kervin’s Employment Agreement, upon a termination due to death or disability (as defined in the
Employment Agreement), Ms. Kervin is entitled to any accrued amounts and a pro-rated portion of the annual MIB bonus that Ms. Kervin would have received for the year of termination had the termination date not occurred, taking into account satisfaction of any applicable performance conditions (the “Pro-Rated Annual Bonus”) and, pro-rata vesting of outstanding
LTI equity as described below.
Under Ms. Kervin’s Employment Agreements, upon a termination by the company for any reason other than “Cause” or by Ms. Kervin for “Good Reason” (as such terms are defined in Ms. Kervin’s Employment Agreement), other than under circumstances constituting a “Qualifying Termination” (as described below), and subject to execution of a release, Ms. Kervin would be entitled to:
•Base salary plus target bonus for 12 months, payable in regular installments over 12 months,

2025 Proxy Statement 58

•A lump sum payment equal to Ms. Kervin’s Pro-Rated Annual Bonus, payable at the same time that annual MIB bonuses are otherwise paid to executives who have not terminated employment,
•A payment equal to the cost of COBRA premiums for medical, dental and vision for 12 months, payable in regular installments over 12 months,
•Continued car allowance for 12 months and
•Outplacement services for up to 12 months following termination.
Under Ms. Kervin’s Employment Agreement, upon a “Qualifying Termination,” meaning (a) a termination within two years after a Change of Control by the company or its successor without Cause or by Ms. Kervin for Good Reason or (b)
within six months prior to the Change of Control at the request of a third party involved in a Change of Control or otherwise in connection with or in anticipation of a Change of Control (which termination is referred to as an “Anticipatory Change of
Control Termination”), and, in any case, subject to the execution of a release, Ms. Kervin would be entitled to:
•Base salary plus target bonus for 18 months, generally payable in a lump sum,
•A lump sum payment equal to the Ms. Kervin’s pro-rata target annual MIB bonus for the year in which the termination occurs,
•A lump sum payment equal to the cost of COBRA premiums for medical, dental and vision for 18 months,
•A lump sum payment equal to Ms. Kervin’s car allowance for 18 months and
•Outplacement services for up to 18 months following termination.
In the event of a Qualifying Termination, Ms. Kervin’s LTI equity awards will be treated in accordance with the terms of the applicable plans and agreements. In the event of an Anticipatory Change in Control Termination, however, Ms. Kervin’s equity and equity-based awards will remain outstanding until the earliest of the date that is six months after the termination, the date a Change of Control occurs or the expiration date of the award. Ms. Kervin is not entitled to duplicate benefits for both a termination prior to a Change of Control and a Qualifying Termination.
Finally, the Employment Agreements requires that Ms. Kervin enter into a restrictive covenant agreement that provides for perpetual non-disclosure and non-disparagement covenants, and post-employment noncompetition, non-solicitation and non-hire covenants for 12 months after termination.
Grant Shih Employment Agreement
Under the terms of the new Employment Agreement, dated April 2, 2024, Mr. Shih is entitled to following:
•Mr. Shih will serve as the Company’s Executive Vice President and Chief Technology Officer,
•Mr. Shih’s initial annual base salary under the Employment Agreement will be $380,000 and his target annual MIB bonus opportunity will be 50% of his base salary and
•Mr. Shih will also be entitled to receive an annual LTI equity or equity-based award under the LTI plan with a target grant value of $400,000, subject to approval by the Compensation Committee.
The actual annual MIB bonuses payable to Mr. Shih for any year shall be determined and paid based on the terms of the company’s MIB plan, including based on satisfaction of applicable performance targets and goals as apply thereunder for the applicable year.
Mr. Shih is also eligible for a monthly car allowance in the amount of $1,100, reimbursement for financial planning services and participation in the company’s matching gifts program and is eligible to participate in standard employee benefits and the company’s Executive Benefits and Perquisites Program described above.
Under Mr. Shih’s Employment Agreement, upon a termination due to death or disability (as defined in the Employment
Agreement), Mr. Shih is entitled to any accrued amounts and a pro-rated portion of the annual MIB bonus that Mr. Shih would have received for the year of termination had the termination date not occurred, taking into account satisfaction of any applicable performance conditions (the “Pro-Rated Annual Bonus”) and, pro-rata vesting of outstanding LTI equity as described below.
Under Mr. Shih’s Employment Agreements, upon a termination by the company for any reason other than “Cause” or by
Mr. Shih for “Good Reason” (as such terms are defined in Mr. Shih’s Employment Agreement), other than under circumstances constituting a “Qualifying Termination” (as described below), and subject to execution of a release, Mr. Shih would be entitled to:
•Base salary plus target bonus for 12 months, payable in regular installments over 12 months,
•A lump sum payment equal to Mr. Shih’s Pro-Rated Annual Bonus, payable at the same time that annual MIB bonuses are otherwise paid to executives who have not terminated employment,
•A payment equal to the cost of COBRA premiums for medical, dental and vision for 12 months, payable in regular installments over 12 months,

2025 Proxy Statement 59

•Continued car allowance for 12 months and
•Outplacement services for up to 12 months following termination.
Under Mr. Shih’s Employment Agreement, upon a “Qualifying Termination,” meaning (a) a termination within two years after a Change of Control by the company or its successor without Cause or by Mr. Shih for Good Reason or (b) within six months prior to the Change of Control at the request of a third party involved in a Change of Control or otherwise in connection with or in anticipation of a Change of Control (which termination is referred to as an “Anticipatory Change of
Control Termination”), and, in any case, subject to the execution of a release, Mr. Shih would be entitled to:
•Base salary plus target bonus for 18 months, generally payable in a lump sum,
•A lump sum payment equal to the Mr. Shih’s pro-rata target annual MIB bonus for the year in which the termination occurs,
•A lump sum payment equal to the cost of COBRA premiums for medical, dental and vision for 18 months,
•A lump sum payment equal to Mr. Shih’s car allowance for 18 months and
•Outplacement services for up to 18 months following termination.
In the event of a Qualifying Termination, Mr. Shih’s LTI equity awards will be treated in accordance with the terms of the applicable plans and agreements. In the event of an Anticipatory Change in Control Termination, however, Mr. Shih’s equity and equity-based awards will remain outstanding until the earliest of the date that is six months after the termination, the date a Change of Control occurs or the expiration date of the award. Mr. Shih is not entitled to duplicate benefits for both a termination prior to a Change of Control and a Qualifying Termination.
Finally, the Employment Agreements requires that Mr. Shih enter into a restrictive covenant agreement that provides for perpetual non-disclosure and non-disparagement covenants, and post-employment noncompetition, non-solicitation and non-hire covenants for 12 months after termination.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
The amount of compensation and benefits payable to each of our named executive officers in various termination situations has been estimated in the table below, which describes the potential payments and benefits upon employment termination for each executive as if his or her employment had terminated as of September 27, 2024, the last business day of fiscal year 2024.

2025 Proxy Statement 60

See the sections titled “Offer Letters” and “Employment Agreements” above for a description of the compensation and benefits payable to each of our named executive officers upon certain termination events. The actual amount of compensation and benefits payable in any termination event can only be determined at the time of the termination of each
NEO’s employment with the company.

Name	Retirement (1)	Retirement with Notice (1)	Death	Disability (2)	Termination for Cause	Termination Without Cause (3)	Change of Control (4)
Kim Scott
Cash Payment (Lump Sum)	--	--	$1,000,000	--	--	$1,156,250	$5,203,125
Cash Payment (Over Time)	--	--	--	--	--	$4,162,500	--
Acceleration of Unvested Equity (5)	--	--	$2,924,132	$2,924,132	--	$4,795,422	$6,775,638
Benefit Continuation (6)	--	--	--	--	--	$101,764	$127,205
Total	--	--	$3,924,132	$2,924,132	--	$10,215,936	$12,105,968
Rick Dillon
Cash Payment (Lump Sum)	--	--	$1,000,000	--	--	$463,500	$2,085,750
Cash Payment (Over Time)	--	--	-	--	--	$1,081,500	--
Acceleration of Unvested Equity (5)	--	--	$735,296	$735,296	--	$618,402	$1,714,449
Benefit Continuation (6)	--	--	-	--	--	$67,275	$100,912
Total	--	--	$1,735,296	$735,296	--	$2,230,677	$3,901,111
Timothy Donovan
Cash Payment (Lump Sum)	--	--	$1,000,000	--	--	$315,000	$315,000
Cash Payment (Over Time)	--	--	--	--	--	$840,000	$840,000
Acceleration of Unvested Equity (5)	--	$838,341	$927,764	$927,764	--	$838,341	$1,106,610
Benefit Continuation (6)	--	--	--	--	--	$76,101	$76,101
Total	--	$838,341	$1,927,764	$927,764	--	$2,069,442	$2,337,711
Angela Kervin
Cash Payment (Lump Sum)	--	--	$1,000,000	--	--	$270,000	$1,350,000
Cash Payment (Over Time)	--	--	--	--	--	$720,000	--
Acceleration of Unvested Equity (5)	--	--	$441,002	$441,002	--	--	$919,393
Benefit Continuation (6)	--	--	--	--	--	$26,197	$39,296
Total	--	--	$1,441,002	$441,002	--	$1,016,197	$2,308,689
Grant Shih
Cash Payment (Lump Sum)	--	--	$1,000,000	--	--	$200,000	$1,100,000
Cash Payment (Over Time)	--	--	--	--	--	$600,000	--
Acceleration of Unvested Equity (5)	--	--	$141,326	$141,326	--	--	$423,797
Benefit Continuation (6)	--	--	--	--	--	$40,930	$61,395
Total	--	--	$1,141,326	$141,326	--	$840,930	$1,585,192
__________________
(1)Retirement is defined under the Aramark 2013 Stock Plan and the Vestis 2023 Long Term Incentive Plan (the “LTI Plans”) as reaching age 60 with five years of service with the company. As of September 27, 2024, none of our executive officers meet this definition for purposes of receiving the retirement vesting treatment under the terms of the LTI Plans on outstanding LTI awards. Separately, Mr.
Donovan will receive retirement vesting treatment on his outstanding LTI Awards (other than the LTI award granted in connection with the Separation) following his “Retirement with Notice” as required under the terms and conditions as outlined in Mr. Donovan’s offer letter as described above.
(2)Our executive officers participate in the company’s fully insured executive disability insurance policy as described above, which provides income replacement upon a qualifying disability where such benefits are paid directly by the insurance provider and not included herein.
(3)“Termination Without Cause” means termination without cause (as defined in employment arrangements, if applicable) in the absence of a change of control.
(4)Cash payments and benefit continuation included in this column will only be paid to or received by the named executive officers if they are terminated without cause (or, if applicable, resign for good reason) following a change of control (or they are terminated prior to such change of control either at the request of a party to the change of control transaction or otherwise in connection with or in anticipation of such change of control which subsequently occurs). Equity awards granted under the LTI Plans will vest if the NEO is terminated without cause (or, if applicable, resigns for good reason) during the two-year period following the change of control. With regard to performance-based equity, valuation is based on achieving target (100%) performance.
(5)Represents acceleration of unvested stock options, restricted stock units and performance stock units that would vest upon the occurrence of the specified event. Calculations are based upon a stock price of $15.11 per share, representing Vestis’ closing stock price of its common stock on the NYSE as of September 27, 2024.

2025 Proxy Statement 61

(6)Benefit continuation assumes the cost for continuation of the car allowance and the cost of benefits in connection with termination of employment for Health Insurance Premiums, Dental Insurance Premiums, Vision Insurance Premiums based on insurance premium rates in effect at the end of fiscal year 2024. Does not include the cost of outplacement services provided by the company upon termination of employment.

2025 Proxy Statement 62

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information about Vestis’ common stock that may be issued under Vestis’ equity compensation plans as of September 27, 2024.

Vestis’ Equity Compensation Plans	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted average exercise price of outstanding options	Number of securities available for future issuance under Vestis’ Equity Compensation Plans (1)

Equity compensation plans approved by shareholders	1,928,000	$19.20	12,564,000

Equity compensation plans not approved by shareholders	-	$—	-

Total	1,928,000	$19.20	12,564,000

_______________
(1)Excludes 838,000 unvested restricted stock units.

2025 Proxy Statement 63

CEO PAY RATIO
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we have calculated the ratio of the annual total compensation of our CEO to that of our median employee for fiscal 2024 (the “CEO pay ratio”). As described in this proxy statement, Ms. Scott served as our CEO for the entirety of fiscal 2024. The Company believes this ratio is a reasonable estimate, calculated as described below.
Measurement Date
We identified our median employee for purposes of our pay ratio disclosure for fiscal 2024 by annualizing (where applicable)
fiscal 2024 base cash compensation for our full-time and part-time employees (other than the CEO) globally who were employed on July 1, 2024, the first business day of our fourth fiscal quarter. As of September 27, 2024, we employed approximately 19,600 teammates across the U.S., Canada and Mexico.
Consistently Applied Compensation Measure
We chose base cash compensation as our consistently applied compensation measure, which we believe encompasses the principal method of cash compensation we use for our teammates and provides a reasonable estimate of annual compensation. We included all full-time, part-time, seasonal and temporary workers employed on such date in the calculation (with no “de minimis” exclusions permitted under the applicable SEC rules). Also, we did not include any independent contractors or “leased” workers, as permitted by the applicable SEC rules.
Findings
Using this methodology, in fiscal 2024 we identified our median teammate as a full-time teammate working in the U.S. This teammate has been employed by Vestis as a garment folder teammate working in the U.S. since 2020.
We then calculated the fiscal 2024 total annual compensation of our median teammate to be $39,520 using the same methodology we used for our named executive officers as set forth in the Summary Compensation Table. The total compensation of the CEO for fiscal 2024 in the Summary Compensation Table is $10,448,954. Based on these calculations, the CEO pay ratio for fiscal 2024 was 264 to 1.
This CEO pay ratio represents a reasonable, good faith estimate, calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above.

2025 Proxy Statement 64

PAY VERSUS PERFORMANCE (“PVP”)
As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last two completed fiscal years. In determining the “Compensation Actually Paid” (CAP) to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table.
Due to the valuation component of CAP, the dollar amounts do not reflect the actual amounts of compensation earned or paid during the year. The PvP table below summarizes compensation values both previously reported in our Summary
Compensation Table, as well as the adjusted values required in this section for the fiscal years ending 2023 and 2024. Note that for our NEOs other than our CEO, compensation is reported as an average. The company did not have a TSR for fiscal year 2023.

Year	Summary Compensation Table Total for CEO (1) ($)	Compensation Actually Paid to CEO (2) ($)	Average Summary Compensation Table Total for Non-CEO NEOs ($)	Average Compensation Actually Paid to Non-CEO NEOs ($)	Value of Initial Fixed $100 Investment Based On (3)		Net Income (Loss) (4) ($)	Company Selected Performance Measure - Adjusted EBITDA (5) ($)
					Total Shareholder Return ($)	Peer Group Total Shareholder Return (3) ($)

2024	$10,448,954	$8,142,899	$2,166,012	$744,527	$79.50	$161.63	$238,100,000	$352,900,000

2023	$3,181,908	$1,431,836	$1,029,502	$639,455	--	--	$293,700,000	$404,000,000

__________________
(1)Ms. Scott served as CEO in fiscal years 2023 and 2024.
(2)Non-CEO NEOs were as follows for fiscal years 2023 and 2024:
(i)2024: Messrs. Dillon, Donovan, Shih and Ms. Kervin.
(ii)2023: Messrs. Dillon, Donovan, Shih and Ms. Kervin.
(3)Total Shareholder Return (TSR) assumes $100 is invested as of October 2, 2023. TSR represents cumulative return over fiscal year 2024. The Peer
Group used for this calculation was the Standard & Poor’s Small Cap 600 Index (or “S&P 600”) which is also reported in our Annual Report on Form
10-K in the Stock Performance Graph for fiscal year 2024.
(4)Net Income (Loss) reflected represents GAAP Net Income (Loss) as reported in our Annual Report on Form 10-K within Results of Operations for the applicable fiscal year.
(5)Adjusted EBITDA is the company-selected performance measure per the requirements of Item 402(v) of Regulation S-K. Adjusted EBITDA
represents reported EBITDA for the applicable fiscal year adjusted by adding selected expenses that the company believes do not reflect normal operating conditions and subtracting certain selected income items that do not reflect normal operating conditions. All adjustments are subject to the
Compensation Committee’s approval and/or determination that certain items do not reflect normal operating conditions. Reconciliation of Adjusted
EBITDA to measures calculated in accordance with GAAP is provided in Appendix A.
Ms. Scott’s (CEO) Compensation
To determine the amounts in column (a) in the PvP table, the following amounts were deducted from and added to
(as applicable) Ms. Scott’s total compensation as reported in the Summary Compensation Table (SCT), in accordance with
Item 402(v) of Regulation S-K.

Year	SCT Total Reported for Ms. Scott ($)	SCT Reported Equity Value for Ms. Scott ($)	Equity Award Value Adjustments for Ms. Scott (1) ($)	Compensation Actually Paid to Ms. Scott ($)

2024	$10,448,954	($9,493,722)	$7,187,667	$8,142,899

2023	$3,181,908	($1,750,072)	$0	$1,431,836

2025 Proxy Statement 65

__________________
(1)Represents the year-over-year change in the fair value of Ms. Scott’s equity awards as summarized below:

Year	Year End Fair Value Outstanding and Unvested Equity Awards Granted this Year ($)	Year over Year Change in Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of the Vesting Date of Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested this Year ($)	Fair Value at the end of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions this Year ($)	Value of Dividends or other earnings Paid on Equity Awards not reflected in Fair Value or Total Comp. ($)	Total Equity Award Adjustments ($)

2024	$7,832,897	($311,054)	$0	($70,221)	($263,955)	$0	$7,187,667

2023	$0	$0	$0	$0	$0	$0	$0

__________________
In the table above, the equity values are computed in accordance with the methodologies used for financial reporting purposes, reflecting updated economic assumptions as of the valuation dates and adjustments to the expected term for options significantly in-the-money or out-of-the-money. For additional information on the valuation assumption refer to “Note 12 – Share-Based
Compensation” to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended
September 27, 2024.
Average Non-CEO NEO Compensation
To determine the amounts in column (b) in the PvP table, the following amounts were deducted from and added to
(as applicable) our Non-CEO NEO’s average total compensation as reported in the Summary Compensation Table (SCT), in accordance with Item 402(v) of Regulation S-K.

Year	SCT Total Reported for Non-CEO NEOs ($)	SCT Reported Equity Value for Non-CEO NEOs ($)	Equity Award Value Adjustments for Non-CEO NEOs (1) ($)	Compensation Actually Paid for Non-CEO NEOs ($)

2024	$2,166,012	($1,558,904)	$137,419	$744,527

2023	$1,029,502	($390,047)	$0	$639,455

__________________
(1)Represents the year-over-year change in the fair value of our Non-CEO NEO’s equity awards to as summarized below:

Year	Year End Fair Value Outstanding and Unvested Equity Awards Granted this Year ($)	Year over Year Change in Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of the Vesting Date of Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested this Year ($)	Fair Value at the end of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions this Year ($)	Value of Dividends or other earnings Paid on Equity Awards not reflected in Fair Value or Total Comp. ($)	Total Equity Award Adjustments ($)

2024	$210,719	($10,245)	$0	($29,914)	($33,141)	$0	$137,419

2023	$0	$0	$0	$0	$0	$0	$0

__________________
In the table above, the equity values are computed in accordance with the methodologies used for financial reporting purposes, reflecting updated economic assumptions as of the valuation dates and adjustments to the expected term for options significantly in-the-money or out-of-the-money. For additional information on the valuation assumption refer to “Note 12 – Share-Based
Compensation” to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended
September 27, 2024.

2025 Proxy Statement 66

Company-Selected Measure and Other Financial Performance Measures
The following financial performance measures (listed alphabetically) are used to link NEO Compensation Actually
Paid to company performance during the most recently completed fiscal year.

Performance Measures
Adjusted EBITDA
Organic Revenue Sales Growth
Adjusted Free Cash Flow
Relative TSR
Relationship of Compensation Actually Paid and Performance Measures
The following charts describe the relationship of Compensation Actually Paid to the performance measures listed in the PVP table above.
Compensation Actually Paid (CAP) vs. Vestis TSR vs. Peer Group TSR

2025 Proxy Statement 67

Compensation Actually Paid (CAP) vs. Net Income (in Thousands)
Compensation Actually Paid (CAP) vs. Adjusted EBITDA (in Thousands)

2025 Proxy Statement 68

BENEFICIAL OWNERSHIP OF OUR COMMON STOCK
The following table sets forth information, as of December 4, 2024, regarding the beneficial ownership of our common stock by our directors and executive officers and by those persons believed by us to be beneficial owners of more than 5% of our outstanding common stock. For the holders of more than 5% of our common stock, this information is based on the most recent Schedule 13D (or Schedule 13D/A) or Schedule 13G (or Schedule 13G/A) filed with the SEC by the following investors with respect to their ownership of Vestis common stock. The table utilizes our 131,644,841 shares of common stock outstanding as of December 4, 2024. In general, “beneficial ownership” includes those shares that a person has the sole or shared power to vote or dispose of, including shares that the person has the right to acquire within 60 days. All share amounts are rounded to the nearest whole share.

Name of Beneficial Owner	Shares Beneficially Owned (Outstanding)	Shares Beneficially Owned (Right to Acquire) (7)	Total Shares Beneficially Owned	Percentage of Class Beneficially Owned
Beneficial holders of more than 5% of outstanding common stock
Corvex Management LP (1)	17,007,877	-	17,007,877	12.9%
The Vanguard Group (2)	14,313,428	-	14,313,428	10.9%
BlackRock, Inc. (3)	13,925,710	-	13,925,710	9.5%
FMR LLC (4)	9,610,647	-	9,610,647	7.3%

Directors and Named Executive Officers
Kim Scott	91,007	167,500	258,507	*
Phillip Holloman	40,600	10,615	51,215	*
Richard L. Burke	-	7,431	7,431	*
William Goetz	1,335	5,521	6,856	*
Tracy C. Jokinen	8,395	7,431	15,826	*
Lynn McKee (5)	193,147	7,431	200,578	*
Keith A. Meister (6)	17,007,877	7,453	17,015,330	12.9%
Doug Pertz	197,280	7,431	204,711	*
Mary Ann Whitney	-	7,431	7,431	*
Ena Williams	8,500	7,431	15,931	*
Rick Dillon	11,259	45,171	56,430	*
Timothy Donovan	13,980	38,563	52,543	*
Angela Kervin	17,899	21,335	39,234	*
Grant Shih	800	6,729	7,529	*
Chris Synek	-	-	-	*
All directors and executive officers as a group (14 people)	17,592,079	347,475	17,939,554	13.6%
__________________
(1)Information based on a Schedule 13D/A filed June 20, 2024, by Corvex Management LP (“Corvex”), reporting that Corvex may be deemed to be the beneficial owner of 17,007,877 shares. By virtue of his position as control person of the general partner of
Corvex, Mr. Keith Meister may be considered to beneficially own such shares. Corvex and Mr. Mesiter may be deemed to have sole power to vote and sole power to dispose of 17,007,877 shares. The address of Corvex and Mr. Meister is 667 Madison
Avenue, New York, NY 10065.
(2)Information based on a Schedule 13G filed January 10, 2024 by The Vanguard Group, reporting beneficial ownership by The
Vanguard Group, consisting of shared voting power with respect to 55,701 shares, sole dispositive power over 14,034,779 shares and shared dispositive power over 278,649 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA
19355.
(3)Information based on a Schedule 13G/A filed November 8, 2024 by BlackRock, Inc., reporting sole dispositive power over
13,925,710 shares and sole power to vote over 13,517,397 shares. The address of BlackRock, Inc. is 50 Hudson Yards, New
York, NY 10001.
(4)Information based on a Schedule 13G filed November 12, 2024 by FMR LLC and Abigail P. Johnson, director, Chairman and
Chief Executive Officer of FMR LLC. The Schedule 13G reported that FMR LLC and Abagail P. Johnson have sole dispositive power over the reporting shares and FMR LLC has sole voting power over the reported shares. The address of FMR LLC is 245
Summer Street, Boston, MA 02210.

2025 Proxy Statement 69

(5)Includes beneficial ownership of shares held by a general partnership for which Ms. McKee serves as a general partner and shares held in trusts over which Ms. McKee may be deemed to have investment control.
(6)Represents the amounts described in footnote 1, above, plus 7,453 deferred stock units owned by Mr. Meister.
(7)Represents, in the case of non-employee directors, restricted stock units that vest within sixty days of December 4, 2024, and, in the case of officers, stock options that vest and are distributable within sixty days of December 4, 2024. Does not include deferred stock units that are not distributable until the direct leaves service.

2025 Proxy Statement 70

OTHER BUSINESS AT THE MEETING
The Board and our management do not know of any other matters to be presented at the Annual Meeting. If other matters do properly come before the Annual Meeting, it is intended that the persons designated on the accompanying form of proxy will vote on such matters in accordance with their judgment.
SHAREHOLDER PROPOSALS AND NOMINATIONS FOR 2026 ANNUAL
MEETING
Inclusion of Proposals in Our Proxy Statement and Proxy Card under the SEC’s Rules
Shareholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2026 Annual Meeting of Shareholders must submit their proposals to the
Corporate Secretary at Vestis Corporation, 1035 Alpharetta Street, Suite 2100, Roswell, GA 30075. Proposals must be received on or before August 18, 2024. In addition, all shareholder proposals requested to be included in the Company’s proxy statement and proxy card must also comply with the requirements set forth in the federal securities laws, including
Rule 14a-8, in order to be included in the Company’s proxy statement and proxy card for the 2026 Annual Meeting of
Shareholders.
Bylaw Requirements for Shareholder Submission of Nominations and Proposals
A shareholder nomination of a person for election to our Board or a proposal for consideration at our 2026 Annual Meeting
(other than a proposal submitted pursuant to SEC Rule 14a-8) must be submitted in accordance with the advance notice procedures and other requirements set forth in Article II of our Bylaws. These requirements are separate from, and in addition to, the requirements discussed herein to have the shareholder nomination or other proposals included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. Our Bylaws require that the proposal or nomination must be received by our Corporate Secretary at the above address no earlier than the close of business on
September 29, 2025, and no later than the close of business on October 29, 2025, unless the date of the 2026 Annual
Meeting is more than 30 days before or 60 days after January 27, 2026. If the date of the 2026 Annual Meeting is more than
30 days before or 60 days after January 27, 2026, we must receive the proposal or nomination no earlier than the 120th day before the meeting date and no later than the 90th day before the meeting date, or if the date of the meeting is announced less than 100 days prior to the meeting date, no later than the 10th day following the day on which public disclosure of the date of the 2026 Annual Meeting is made. The notice must include all of the information required in our Bylaws.
Inclusion of Director Nominations in Our Proxy Statement and Proxy Card under Our Proxy Access
Bylaws
Pursuant to our proxy access Bylaw provision, a shareholder, or a group of up to 20 shareholders, that has continuously owned for three years at least 3% of the Company’s outstanding common shares, may nominate and include in the
Company’s Annual Meeting proxy materials up to the greater of two directors or the number that does not exceed 20% of the number of directors serving on the Board, if the shareholder(s) and the nominee(s) meet the requirements specified in our
Bylaws. Notice of director nominations submitted under the proxy access Bylaw provision for the 2026 Annual Meeting of
Shareholders must be received by the Corporate Secretary, at Vestis Corporation, 1035 Alpharetta Street, Suite 2100,
Roswell, GA 30075, no earlier than September 29, 2025, and no later than October 29, 2025, unless the date of the 2026
Annual Meeting is more than 30 days before or 60 days after January 27, 2026. If the date of the 2026 Annual Meeting is more than 30 days before or 60 days after January 27, 2026, we must receive the proposal or nomination no earlier than the
120th day before the meeting date and no later than the 90th day before the meeting date, or if the date of the meeting is announced less than 100 days prior to the meeting date, no later than the 10th day following the day on which public disclosure of the date of the 2026 Annual Meeting is made. The notice must include all of the information required in our
Bylaws.
Notice of Intent to Solicit Proxies
In addition to satisfying the foregoing requirements under the Bylaws, shareholders who intend to solicit proxies in support of director nominees other than Vestis’ nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 to comply with the SEC’s universal proxy rules, which notice must be postmarked or transmitted electronically to Vestis at its principal executive offices at the above address no later than 60 calendar days prior to the anniversary date of the Annual Meeting (for the 2026 Annual Meeting, no later than November 28,
2025). However, if the date of the 2026 Annual Meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting or the 10th

2025 Proxy Statement 71

calendar day following the day on which public announcement of the date of the 2026 Annual Meeting is first made by
Vestis.
AVAILABILITY OF SEC FILINGS, CORPORATE GOVERNANCE
GUIDELINES, CODE OF ETHICS AND COMMITTEE CHARTERS
The Corporate Governance Guidelines, committee charters and the Company’s Business Conduct Policy are posted at
www.ir.vestis.com/corporate-governance/governance-documents. In addition, these documents are available in print without charge to any shareholder who submits a written request to the Corporate Secretary at Vestis Corporation, 1035 Alpharetta
Street, Suite 2100, Roswell, GA 30075.
We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (www.vestis.com) and click on “SEC
Filings” under the “Investor Relations” tab. Copies of our proxy statement, form of proxy and our Annual Report for the year ended September 27, 2024, including financial statements and schedules thereto, filed with the SEC, are also available without charge to shareholders upon written request to the address above or by e-mail to:
ir@vestis.com.
DELIVERY OF MATERIALS TO SHAREHOLDERS WITH SHARED
ADDRESSES
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability, annual report or proxy statement addressed to those shareholders. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps to reduce costs. Your materials may be househeld based on your prior express or implied consent.
A number of brokerage firms with account holders who are Vestis shareholders have instituted householding. Once a shareholder has received notice from his or her broker that the broker will be householding communications to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until one or more of the shareholders revokes his or her consent. Householding benefits both you and Vestis because it reduces the volume of duplicate information received at your household and helps Vestis reduce expenses and conserve natural resources.
If you would like to receive your own set of Vestis’ Notice of Internet Availability, proxy statement and annual report now or in the future, or if you share an address with another Vestis shareholder and together both of you would like to receive only a single set of Vestis’ proxy materials in the future, please contact your broker (if you hold your shares in “street name”) or write or call Computershare Trust Company, Shareholder Services, 150 Royall Street, Canton, MA 02021, telephone: (866)
815-8050. Be sure to indicate your name, the name of your brokerage firm or bank, and your account number(s). You can also request prompt delivery of a copy of the Notice of Internet Availability, proxy statement and annual report by contacting
Vestis’ Corporate Secretary at Vestis Corporation, 1035 Alpharetta Street, Suite 2100, Roswell, GA 30075; telephone: (470)
226-3655.
MISCELLANEOUS
If you request physical delivery of these proxy materials, we will mail along with the proxy materials our Annual Report on
Form 10-K for fiscal year 2024 (and the financial statements included in that report) as filed with the SEC; however, it is not intended that the Annual Report on Form 10-K be a part of the proxy statement or a solicitation of proxies.
You are respectfully urged to enter your vote instruction via the Internet as explained on the Notice of Internet Availability of
Proxy Materials that was mailed to you, or if you are a holder of record and have received a proxy card, via telephone as explained on the proxy card. We would appreciate your prompt response.
Web links throughout this proxy statement are provided for convenience only, and the content on the referenced websites are not incorporated into and do not constitute a part of this proxy statement.

2025 Proxy Statement 72

APPENDIX A – RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL
MEASURES AND DISCUSSION OF CUSTOMER RETENTION
Customer Retention
Customer retention is equal to lost annualized recurring revenue for the period reported divided by total company annualized recurring revenue for the trailing 52 weeks. This metric takes the full annualized impact of a lost customer in the period it is reported. Retention is a leading indicator, in that the financial impact from the lost business will be realized over the 12 months after the billings cease for the lost customer.
Non-GAAP Definitions and Reconciliations
This proxy statement includes certain non-GAAP financial measures, such as Adjusted EBITDA, Adjusted EBITDA Margin,
Free Cash Flow, and Leverage (ratio of Net Debt to Adjusted EBITDA). Vestis utilizes these measures when monitoring and evaluating operating performance. The non-GAAP financial measures presented herein are supplemental measures of
Vestis’ performance that Vestis believes help investors because they enable better comparisons of Vestis’ historical results and allow Vestis’ investors to evaluate its performance based on the same metrics that Vestis uses to evaluate its performance and trends in its results. Vestis’ presentation of these metrics has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of Vestis’ results as reported under U.S. GAAP. Because of their limitations, these non-GAAP financial measures should not be considered as measures of cash available to Vestis to invest in the growth of Vestis’ business or that will be available to Vestis to meet its obligations. Vestis compensates for these limitations by using these non-GAAP financial measures along with other comparative tools, together with U.S. GAAP financial measures, to assist in the evaluation of operating performance. You should not consider these measures as alternatives to revenue, operating income, operating income margin, net income, net income margin or net cash provided by operating activities determined in accordance with U.S. GAAP. Vestis believes that these non-GAAP financial measures, in addition to the corresponding U.S. GAAP financial measures, are important supplemental measures which exclude non-
cash or other items that may not be indicative of or are unrelated to Vestis’ core operating results and the overall health of
Vestis. Non-GAAP financial measures as presented by Vestis may not be comparable to other similarly titled measures of other companies because not all companies use identical calculations.
Adjusted EBITDA. Adjusted EBITDA represents Net Income adjusted for Provision for Income Taxes; Interest
Expense and Other, net; and Depreciation and Amortization (EBTIDA), further adjusted for Share-based Compensation
Expense; Severance and Other Charges; Merger and Integration Charges; Management Fee; Separation Related Charges;
Estimated Impact of 53rd Week (when applicable); Gains, Losses, Settlements; and other items impacting comparability.
Adjusted results are presented in order to reflect the results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between periods. Similar adjustments have been recorded in earlier periods and similar types of adjustments can reasonably be expected to be recorded in future periods.
Adjusted EBITDA Margin. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Revenue.
Free Cash Flow. Free Cash Flow represents Net cash provided by operating activities adjusted for Purchases of
Property and Equipment and Other and Disposals of property and equipment, and A/R Facility Adjustment.
Net Debt. Net Debt represents total principal debt outstanding and finance lease obligations, less cash and cash equivalents.
Leverage. Leverage represents Net Debt divided by Adjusted EBITDA.

2025 Proxy Statement 73

VESTIS CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
ADJUSTED EBITDA, FREE CASH FLOW, NET DEBT, AND LEVERAGE
(In millions)

	Fiscal Year Ended
	September 27, 2024	September 29, 2023
Operating Income (as reported)	$158.0	$217.9
Amortization Expense	25.9	26.1
Share-Based Compensation	16.3	14.5
Severance and Other Charges	4.4	4.9
Separation Related Charges	22.7	31.1
Management Fee	—	—
Gain, Losses, and Settlements	10.8	(0.8)
Depreciation Expense	114.8	110.3
Adjusted EBITDA (Non-GAAP)	$352.9	$404.0
Operating Income Margin (as reported)	5.6%	7.7%
Adjusted EBITDA Margin (Non-GAAP)	12.6%	14.3%

	Fiscal Year Ended
	September 27, 2024	September 29, 2023
Net cash provided by operating activities	$471.8	$257.0
Purchases of property and equipment and other	(78.9)	(77.9)
Disposals of property and equipment	5.3	11.2
Less: A/R Facility Adjustment (1)	(233.0)	—
Free Cash Flow (Non-GAAP)	$165.2	$190.3

__________________
(1) The A/R Facility Adjustment represents the value of the proceeds from the initial trade receivables sold under the A/R Facility.

	As of
	September 27, 2024	September 29, 2023
Total principal debt outstanding	$1,162.5	$1,500.0
Finance lease obligations	146.7	132.9
Less: Cash and cash equivalents	(31.0)	(36.1)
Net Debt (Non-GAAP)	$1,278.2	$1,596.8
Leverage (Non-GAAP)	3.6	4.0

2025 Proxy Statement 74

EXECUTIVE OFFICERS
Kim Scott
President and Chief
Executive Officer
Rick Dillon
Executive Vice President
and Chief Financial
Officer
Timothy Donovan
Executive Vice
President, Chief
Legal Officer and
General Counsel
Angela Kervin
Executive Vice President
and Chief Human
Resources Officer
Grant Shih
Executive Vice President
and Chief Technology
Officer
Bill Seward
Executive Vice
President and Chief
Operating Officer
Phillip Holloman
Director since 2023
Former President and
COO, Cintas
Kim Scott
President and Chief
Executive Officer
Doug Pertz
Director since 2023
Former President and
CEO, The Brink’s
Company
Richard Burke
Director since 2023
Former CEO,
Advanced Disposal
Services
Tracy Jokinen
Director since 2023
Former CFO,
Vyaire Medical
Lynn McKee
Director since 2023
Former Chief Human
Resources Officer,
Aramark
Mary Anne Whitney
Director since 2023
EVP and CFO, Waste
Connections
BOARD OF DIRECTORS
Ena Williams
Director since 2023
Chief Operating Officer,
Casey’s General Stores
Keith A. Meister
Director since 2024
Managing Partner and
Chief Investment Officer,
Corvex Management LP
William W. Goetz
Director since 2024
President and CEO,
DYMA Brands
STOCK EXCHANGE LISTING
New York Stock Exchange (Symbol: VSTS)
INEPENDENT PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
STOCK TRANSFER AGENT
Computershare Trust Company
Shareholder Services
150 Royall Street
Canton, MA 02021
(866) 815-8050
Shareholders may obtain copies of Vestis’ Annual Report on Form 10-K for the year ended September 27, 2024, including our audited financial statements (but excluding exhibits), as well as other reports we file with the SEC, at no cost, on the investor relations page of our website at
ir.vestis.com or by writing to the Corporate Secretary, Vestis Corporation, 1035 Alpharetta Street, Suite 2100, Roswell, GA 30075

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on January 26, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/VSTS2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on January 26, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 so that it is received by 11:59 p.m. Eastern Time on January 26, 2025.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V60033-P21457 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

VESTIS CORPORATION

The Board of Directors recommends you vote FOR the following:

Nominees:	**For**	**Against**	**Abstain**
1a. WILLIAM GOETZ	☐	☐	☐
1b. LYNN McKEE	☐	☐	☐
1c. KEITH MEISTER	☐	☐	☐
1d. DOUG PERTZ	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2. To approve, in a non-binding advisory vote, named executive officer compensation for fiscal 2024.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
3. To approve, in a non-binding advisory vote, the frequency of future advisory votes to approve named executive officer compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
4. To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for fiscal 2025.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com.

V60034-P21457

VESTIS CORPORATION
Annual Meeting of Shareholders
January 27, 2025 10:00 A.M. ET
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Phillip Holloman, Doug Pertz, Michael Aurelio and Brian Casey, or any of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of VESTIS CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 A.M. ET on January 27, 2025, via live webcast at www.virtualshareholdermeeting.com/VSTS2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on the reverse side